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                                                                   EXHIBIT 10.82

                                 LOAN AGREEMENT

                    $190,000,000 PORTFOLIO OF MORTGAGE LOANS

                                       BY

                       METROPOLITAN LIFE INSURANCE COMPANY
                                     LENDER

                                       TO

                            KRT PROPERTY HOLDINGS LLC
                                  LILAC DE LLC
                               KR COLLEGETOWN LLC
                          FOX RUN, LIMITED PARTNERSHIP
                           KR STREET ASSOCIATES, L.P.
                      KRAMONT OPERATING PARTNERSHIP, L.P.
                                 KR BARN, L.P.
                            KR BEST ASSOCIATES, L.P.
                                       AND
                              KR DEVELOPMENT, L.P.
                             COLLECTIVELY, BORROWER

                           Dated: As of June 16, 2003

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                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT is made as of this 16 day of June, 2003 by KRT PROPERTY HOLDINGS LLC, a Delaware limited liability company ("KRT"), LILAC DE LLC , a Delaware limited liability company ("LILAC"), KR COLLEGETOWN LLC, a Delaware limited liability company ("COLLEGETOWN"), FOX RUN, LIMITED PARTNERSHIP, a Alabama limited partnership ("FOX RUN"); KR STREET ASSOCIATES, L.P., a Pennsylvania limited partnership ("STREET"); KRAMONT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("KRAMONT"), KR BARN, L.P., a Pennsylvania limited partnership ("BARN"), KR BEST ASSOCIATES, L.P., a Pennsylvania limited partnership ("BEST") and KR DEVELOPMENT, L.P., a Pennsylvania limited partnership ("DEVELOPMENT"; and together with KRT, Lilac, Collegetown, Fox Run, Street, Kramont, Barn, Best and Development, individually, a "BORROWER" and collectively the "BORROWER"), as borrower, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (together with its successors and assigns, "LENDER"), as lender.

                                    RECITALS

         Borrowers have requested that Lender make certain loans to Borrowers in the aggregate principal amount of $190,000,000.00. Lender is willing to make such loan to Borrowers on the terms and conditions set forth in this Loan Agreement.

         NOW, THEREFORE, in consideration of such loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender agree as follows:

                                   ARTICLE 1
                                  DEFINED TERMS

         1.01 Defined Terms. For this Agreement, the following terms shall have the meanings hereinafter set forth.

         "$10.5 MILLION LOAN" means that certain loan in the amount of $10,500,000.00 made by Lender to Best and Development on the date hereof.

         "$10.5 MILLION LOAN MORTGAGE." means that certain Fee and Leasehold Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by Best and Development for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $10.5 Million Note and the performance by Best and Development under the $10.5 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $10.5 Million Loan Mortgage encumbers Best's fee interest and Development's leasehold interest in the Valley Fair Property.

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         "$10.5 MILLION NOTE" means that certain Promissory Note dated as of the
Execution Date in the original principal amount of $10,500,000.00 made by Best and Development to the order of Lender, evidencing the $10.5 Million Loan,

         "$10.5 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by Best and Development in connection with the $10.5 Million Loan, pursuant to which Best and Development guarantee to Lender the payment by the other Borrowers of the indebtedness evidenced by the other Notes.

         "$13.1 MILLION LOAN" means that certain loan in the amount of $13,100,000.00 made by Lender to KRT on the date hereof.

         "$13.1 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $13.1 Million Note and the repayment of the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $13.1 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $13.1 Million Loan Mortgage encumbers KRT's fee interest in the Park Hills Plaza Property.

         "$13.1 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $13,100,000.00 made by KRT to the order of Lender, evidencing the $13.1 Million Loan.

         "$13.1 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $13.1 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$14.8 MILLION LOAN (COMMERCE CIRCLE)" means that certain loan in the amount of $14,800,000.00 made by Lender to KRT on the date hereof.

         "$14.8 MILLION LOAN (COMMERCE CIRCLE) MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $14.8 Million Note (Commerce Circle) and the repayment of the $13.1 Million Note, the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $14.8 Million Payment Guaranty (Commerce Circle), together with all extensions, renewals, modifications, restatements and amendments thereof, which $14.8 Million Loan (Commerce Circle) Mortgage encumbers KRT's fee interest in the Bristol Commerce Park Property.

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         "$14.8 MILLION NOTE (COMMERCE CIRCLE)" means that certain Promissory
Note dated as of the Execution Date in the original principal amount of $14,800,000.00 made by KRT to the order of Lender, evidencing the $14.8 Million Loan (Commerce Circle).

         "S14.8 MILLION PAYMENT GUARANTY (COMMERCE CIRCLE)" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $14.8 Million Loan (Commerce Circle), pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$14.8 MILLION LOAN (GROTON SQUARE)" means that certain loan in the amount of $14,800,000.00 made by Lender to KRT on the date hereof.

         "$14.8 MILLION LOAN (GROTON SQUARE) MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $14.8 Million Note (Groton Square) and the repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $14.8 Million Payment Guaranty (Groton Square), together with all extensions, renewals, modifications, restatements and amendments thereof, which $14.8 Million Loan (Groton Square) Mortgage encumbers KRT's fee interest in the Groton Square Property.

         "$14.8 MILLION NOTE (GROTON SQUARE)" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $14,800,000.00 made by KRT to the order of Lender, evidencing the $14.8 Million Loan (Groton Square).

         "$14.8 MILLION PAYMENT GUARANTY (GROTON SQUARE)" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $14.8 Million Loan (Groton Square), pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$16.7 MILLION LOAN" means that certain loan in the amount of $16,700,000,00 made by Lender to Fox Run on the date hereof.

         "$16.7 MILLION LOAN MORTGAGE" means that certain Consolidation, Amendment and Restatement Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date made by Fox Run for the benefit of Lender in the original principal amount of $30,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $16.7 Million Note and the performance by Fox Run under the $16.7 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $16.7 Million Loan Mortgage encumbers Fox Run's fee interest in the Fox Run Property.

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         "$16.7 MILLION NOTE" means that certain Promissory Note dated as of the
Execution Date in the original principal amount of $16,700,000.00 made by Fox
Run to the order of Lender, evidencing the $16.7 Million Loan.

         "$16.7 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by Fox Run in connection with the $16.7 Million Loan, pursuant to which Fox Run guarantees to Lender the payment by the other Borrowers of the indebtedness evidenced by the other Notes.

         "$17.5 MILLION LOAN" means that certain loan in the amount of $17,500,000.00 made by Lender to KRT on the date hereof.

         "$17.5 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $17.5 Million Note and the repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $18.2 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $17.5 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $17.5 Million Loan Mortgage encumbers KRT's fee interest in the Whitehall Square Property.

         "$17.5 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $17,500,000.00 made by KRT to the order of Lender, evidencing the $17.5 Million Loan.

         "$17.5 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $17.5 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$18.2 MILLION LOAN" means that certain loan in the amount of $18,200,000.00 made by Lender to KRT, Kramont and Bam on the date hereof.

         "$18.2 MILLION LOAN MORTGAGE" means that certain Fee and Leasehold Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT, Kramont and Barn for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $18.2 Million Note and the repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT, Kramont and Barn under the $18.2 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $18.2 Million Loan Mortgage encumbers KRT's and Kramont's fee interest and Barn's leasehold interest in the Barn Plaza Property,

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         "$18.2 MILLION NOTE" means that certain Promissory Note dated as of the
Execution Date in the original principal amount of $18,200,000.00 made by KRT, Kramont and Barn to the order of Lender, evidencing the $18.2 Million Loan.

         "$18.2 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT, Kramont and Barn in connection with the $18.2 Million Loan, pursuant to which KRT, Kramont and Barn guarantee to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$19.3 MILLION LOAN" means that certain loan in the amount of $19,300,000.00 made by Lender to KRT on the date hereof.

         "$19.3 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $19.3 Million Note and the repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.9 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $19,3 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $19.3 Million Loan Mortgage encumbers KRT's fee interest in the Bethlehem Square Property.

         "$9.3 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $19,300,000.00 made by KRT to the order of Lender, evidencing the $19.3 Million Loan.

         "$19.3 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $19.3 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$2.1 MILLION LOAN" means that certain loan in the amount of $2,100,000.00 made by Lender to KRT on the date hereof.

         "$2.1 MILLION LOAN MORTGAGE" means collectively, (a) that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $47,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $2.1 Million Note and the repayment of the $30.5 Million Note, the $5.6 Million Note and the $8.8 Million Note and (b) that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $13,000,000.00, to secure repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note and the $4.9 Million Note and the performance by KRT under the $2.1 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof,

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which $2.1  Million Loan Mortgage encumbers KRT's fee interest in the Village
Square Property.

         "$2.1 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $2,100,000.00 made by KRT to the order of Lender, evidencing the $2.1 Million Loan.

         "$2.1 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $2.1 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$30.5 MILLION LOAN" means that certain loan in the amount of $30,500,000.00 made by Lender to KRT and Lilac on the date hereof:

         "$30.5 MILLION LOAN MORTGAGE" means, collectively (a) that certain Agreement of Spreader, Consolidation and Modification of Fee and Leasehold Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT and Lilac for the benefit of Lender in the original principal amount of $47,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $30.5 Million Note and the repayment of the $2.1 Million Note, the $5.6 Million Note and the $8.8 Million Note, and (b) that certain Second Fee and Leasehold Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT and Lilac for the benefit of Lender in the original principal amount of $13,000,000.00, to secure repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note and the $4.9 Million Note and the performance by KRT and Lilac under the $30.5 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $30.5 Million Loan Mortgage encumbers KRT's fee interest and Lilac's fee and leasehold interest in the Mall at Cross County Property.

         "$30.5 MILLION NOTE" means that certain Amended, Restated and Consolidated Promissory Note dated as of the Execution Date in the original principal amount of $30,500,000.00 made by KRT and Lilac to the order of Lender, evidencing the $30.5 Million Loan.

         "$30.5 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT and Lilac in connection with the $30.5 Million Loan, pursuant to which KRT and Lilac guarantee to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$4.7 MILLION LOAN" means that certain loan in the amount of $4,700,000.00 made by Lender to Street on the date hereof.

         "$4.7 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by Street for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined

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therein) consisting of the $4.7 Million Note and the performance by Street under the $4.7 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $4.7 Million Loan Mortgage encumbers Street's fee interest in the Street Road Plaza Property.

         "$4.7 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $4.700,000.00 made by Street to the order of Lender, evidencing the $4.7 Million Loan.

         "$4.7 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by Street in connection with the $4.7 Million Loan, pursuant to which Street guarantees to Lender the payment by the other Borrowers of the indebtedness evidenced by the other Notes.

         "$4.9 MILLION LOAN" means that certain loan in the amount of $4,900,000.00 made by Lender to KRT on the date hereof.

         "$4.9 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $4.9 Million Note and the repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $5.6 Million Note and the $8.8 Million Note and the performance by KRT under the $4.9 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $4.9 Million Loan Mortgage encumbers KRT's fee interest in the Bensalem Square Property.

         "$4.9 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $4,900,000.00 made by KRT to the order of Lender, evidencing the $4.9 Million Loan.

         "$4.9 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $4.9 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$5.6 MILLION LOAN" means that certain loan in the amount of $5,600,000.00 made by Lender to KRT on the date hereof.

         "$5.6 MILLION LOAN MORTGAGE" means, collectively, (a) that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $47,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $5.6 Million Note and the repayment of the $2.1 Million Note, the $30.5 Million Note and the $8.8 Million Note and (b) that certain Second Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $13,000,000.00, to secure repayment

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of $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8
Million Note (Groton Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note and the $4.9 Million Note and the performance by KRT under the $5.6 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $5.6 Million Loan Mortgage encumbers KRT's fee interest in the North Ridge Plaza Property.

         "$5.6 MILLION NOTE" means that certain Amended, Restated and Consolidated Promissory Note dated as of the Execution Date in the original principal amount of $5,600,000.00 made by KRT to the order of Lender, evidencing the $5.6 Million Loan.

         "$5.6 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $5.6 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "$8.5 MILLION LOAN" means that certain loan in the amount of $8,500,000.00 made by Lender to Collegetown,

         "$8.5 MILLION LOAN MORTGAGE" means that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by Collegetown for the benefit of Lender in the original principal amount of $190,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $8.5 Million Note and the performance by Collegetown under the $8.5 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $8.5 Million Loan Mortgage encumbers Collegetown's fee interest in the Collegetown Shopping Center Property.

         "$8.5 MILLION NOTE" means that certain Promissory Note dated as of the Execution Date in the original principal amount of $8,500,000.00 made by Collegetown to the order of Lender, evidencing the $8.5 Million Loan.

         "$8.5 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by Collegetown in connection with the $8.5 Million Loan, pursuant to which Collegetown guarantees to Lender the payment by the other Borrowers of the indebtedness evidenced by the other Notes.

         "$8.8 MILLION LOAN" means that certain loan in the amount of $8,800,000.00 made by Lender to KRT.

         "$8.8 MILLION LOAN MORTGAGE" means (a) that certain Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $47,000,000.00, to secure repayment of the Obligations (as defined therein) consisting of the $8.8 Million Note and the repayment of the $2.1 Million Note, the $30.5 Million Note and the $5.6 Million Note and (b) that certain Second Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date made by KRT for the benefit of Lender in the original principal amount of $13,000,000.00, to secure repayment of the $13.1 Million Note, the $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton

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Square), the $17.5 Million Note, the $18.2 Million Note, the $19.3 Million Note
and the $4.9 Million Note and the performance by KRT under the $8.8 Million Payment Guaranty, together with all extensions, renewals, modifications, restatements and amendments thereof, which $8.8 Million Loan Mortgage encumbers KRT's fee interest in the High Ridge Plaza Property.

         "$8.8 MILLION NOTE" means that certain Amended, Restated and Consolidated Promissory Note dated as of the Execution Date in the original principal amount of $8,800,000,00 made by KRT to the order of Lender, evidencing the $8.8 Million Loan.

         "$8.8 MILLION PAYMENT GUARANTY" means that certain Guaranty Agreement dated as of the Execution Date made by KRT in connection with the $8.8 Million Loan, pursuant to which KRT guarantees to Lender the payment by Best, Development, Collegetown, Fox Run and Street of the indebtedness evidenced by their respective Notes.

         "ACCELERATED LOAN AMOUNT" has the meaning set forth in Section 2.07.

         "ADVANCE DATE" means the date on which the Loans are disbursed to Borrowers.

         "AGGREGATE NOTE INDEBTEDNESS" means, with respect to each Note, the amount defined therein as Aggregate Indebtedness.

         "AGGREGATE SECURED INDEBTEDNESS" means the aggregate amount of the unpaid principal sum evidenced by all of the Notes, all accrued and unpaid interest, and all other sums evidenced by the Notes or secured by the Mortgages and/or any other Loan Documents as well as any additional advances under the Mortgages that may be made to or on behalf of any Borrower by Lender following the Advance Date.

         "BARN" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "BARN PLAZA PROPERTY" means that certain shopping center located at 1745 South Easton Road, Doylestown, Pennsylvania.

         "BEST" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "BENSALEM SQUARE PROPERTY" means that certain shopping center located at Knights and Dunks Ferry Road, Bensalem, Pennsylvania.

         "BETHLEHEM SQUARE PROPERTY" means that certain shopping center located at 3926 Linden Street, Bethlehem, Pennsylvania.

         "BORROWER(s)" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "BRISTOL COMMERCE PARK PROPERTY" means that certain shopping center located at the southeast corner of Route 413 and Route 13, Bristol, Pennsylvania.

         "BUSINESS DAY" or "BUSINESS DAY" means any day other than a Saturday, a Sunday, or days when federal banks located in the State of New York are closed for a legal holiday or by government directive.

         "COLLEGETOWN" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "COLLEGETOWN SHOPPING CENTER PROPERTY" means that certain shopping center located at Delsea Drive and Heston Road, Glassboro, New Jersey.

         "DEFAULT RATE" means the lesser of (i) an annual rate equal to the highest applicable Interest Rate plus four percent (4%), and (ii) the highest rate permitted under applicable law.

         "DEVELOPMENT" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "EXECUTION DATE" means the date hereof.

         "FOX RUN" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "FOX RUN PROPERTY" means that certain shopping center located at Route 2/4 Solomons Island Road, Prince Frederick, Maryland,

         "GROTON SQUARE PROPERTY" means that certain shopping center located at 220 Route 12, Groton, Connecticut.

         "HIGH RIDGE PLAZA PROPERTY" means that certain shopping center located at 1789 Central Park Avenue, Yonkers, New York.

         "IMPROVEMENTS" has the meaning set forth in the Mortgages.

         "INDEMNITY AGREEMENTS" means, collectively, (i) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by Best, Development and Liable Parties in connection with the $10.5 Million Loan, (ii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $13.1 Million Loan,
(iii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with $14.8 Million Loan (Commerce Circle), (iv) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $14.8 Million Loan (Groton Square), (v) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by Fox Run and Liable Parties in connection with the $16.7 Million Loan, (vi) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $17.5 Million Loan, (vii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT, Kramont, Barn and Liable Parties in connection with the $18.2 Million Loan,
(viii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $19.3 Million Loan, (ix) that certain Unsecured Indemnity

Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with $2.1 Million Loan, (x) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT, Lilac and Liable Parties in connection with the $30.5 Million Loan, (xi) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by Street and Liable Parties in connection with the $4.7 Million Loan, (xii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $4.9 Million Loan, (xiii) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $5.6 Million Loan, (xiv) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by Collegetown and Liable Parties in connection with the $8.5 Million Loan, and
(xv) that certain Unsecured Indemnity Agreement dated as of the Execution Date and executed by KRT and Liable Parties in connection with the $8.8 Million Loan

         "INTEREST RATE" means (i) with respect to the $13.1 Million Loan, the $14.8 Million Loan (Groton Square), the $16.7 Million Loan, the $17.5 Million Loan, the 19.3 Million Loan, $2.1 Million Loan, the $4.7 Million Loan, the $4.9 Million Loan, the $5.6 Million Loan, the $8.5 Million Loan and the $8.8 Million Loan, six and twenty-six hundredths percent (6.26%) per annum, and (ii) with respect to the $10.5 Million Loan, $14.8 Million Loan (Commerce Circle), the $18.2 Million Loan and the $30.5 Million Loan, five and nine-tenths percent (5.9%) per annum.

         "KRT" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "KRAMONT" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "LATE CHARGE" means an amount equal to four cents ($.04) for each dollar that is overdue.

         "LENDER" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "LIABLE PARTIES" means Kramont and the Trust.

         "LIABLE PARTIES GUARANTIES" means, collectively, (i) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $10.5 Million Loan, (ii) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $13.1 Million Loan, (iii) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with $14.8 Million Loan (Commerce Circle), (iv) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $14.8 Million Loan (Groton Square), (v) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $16.7 Million Loan, (vi) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $17.5 Million Loan,
(vii) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $18.2 Million Loan, (viii) that certain Guaranty

Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $19.3 Million Loan, (ix) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with $2.1 Million Loan, (x) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $30.5 Million Loan,
(xi) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $4.7 Million Loan, (xii) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $4.9 Million Loan, (xiii) that certain Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $5.6 Million Loan, (xiv) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $8.5 Million Loan, and (xv) that certain Guaranty Agreement dated as of the Execution Date and executed by Liable Parties in connection with the $8.8 Million Loan

         "LILAC" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Mortgages, the Payment Guaranties and all other documents evidencing and/or securing the Loans, other than the Indemnity Agreements and the Liable Parties Guaranties.

         "LOAN(s)" means, individually any of, and collectively, all of the $10.5 Million Loan, the $13.1 Million Loan, $14.8 Million Loan (Commerce Circle), the $14.8 Million Loan (Groton Square), the $16.7 Million Loan, the $17.5 Million Loan, the $18.2 Million Loan, the $19.3 Million Loan, $2.1 Million Loan, the $30.5 Million Loan, the $4.7 Million Loan, the $4.9 Million Loan, the $5.6 Million Loan, the $8.5 Million Loan and the $8.8 Million Loan.

         "MALL AT CROSS COUNTY PROPERTY" means that certain shopping center located at 750 Central Park Avenue, Yonkers, New York.

         "MATURITY DATE" means June 30, 2013.

         "MONTHLY INTEREST ONLY INSTALLMENT" means, with respect to each Note, the Monthly Interest Only Installment set forth therein.

         "MONTHLY P&I INSTALLMENT" means, with respect to each Note, the Monthly P&I Installment set forth therein.

         "MORTGAGE(s)" means, individually any of, and collectively, all of the $10.5 Million Loan Mortgage, the $13.1 Million Loan Mortgage, $14.8 Million (Commerce Circle) Loan Mortgage, the $14.8 Million (Groton Square) Loan Mortgage, the $16.7 Million Loan Mortgage, the $17.5 Million Loan Mortgage, the $18.2 Million Loan Mortgage, the 19,3 Million Loan Mortgage, $2.1 Million Loan Mortgage, the $30.5 Million Loan Mortgage, the $4.7 Million Loan Mortgage, the $4.9 Million Loan Mortgage, the $5.6 Million Loan Mortgage, the $8.5 Million Loan Mortgage and the $8.8 Million Loan Mortgage.

         "NEW YORK MORTGAGES" means collectively, all of the $2.1 Million Loan Mortgage, the $30.5 Million Loan Mortgage, the $5.6 Million Loan Mortgage and the $8.8 Million Loan Mortgage.

         "NORTH RIDGE PLAZA PROPERTY" means that certain shopping center located at 77 Quaker Ridge Road, New Rochelle, New York.

         "NOTE(s)" means, individually any of, and collectively, all of the $10.5 Million Note, the $13.1 Million Note, $14.8 Million Note (Commerce Circle), the $14.8 Million Note (Groton Square), the $16.7 Million Note, the $17.5 Million Note, the $18.2 Million Note, the 19.3 Million Note, $2.1 Million Note, the $30.5 Million Note, the $4.7 Million Note, the $4.9 Million Note, the $5.6 Million Note, the $8.5 Million Note and the $8.8 Million Note.

         "OFAC LIST" means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any requirements of law, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List is accessible through the internet website www.treas.gov/ofac/tl lsdn.pdf.

         "PARK HILLS PLAZA PROPERLY" means that certain shopping center located at West Plank Road, Altoona, Pennsylvania.

         "PAYMENT GUARANTY(GUARANTIES)" means, individually any of, and collectively, all of the $10.5 Million Payment Guaranty, the $13.1 Million Payment Guaranty, $14.8 Million Payment Guaranty (Commerce Circle), the $14.8 Million Payment Guaranty (Groton Square), the $16.7 Million Payment Guaranty, the $17.5 Million Payment Guaranty, the $18.2 Million Payment Guaranty, the 19.3 Million Payment Guaranty, $2.1 Million Payment Guaranty, the $30.5 Million Payment Guaranty, the $4.7 Million Payment Guaranty, the $4.9 Million Payment Guaranty, the $5.6 Million Payment Guaranty, the $8.5 Million Payment Guaranty and the $8.8 Million Payment Guaranty.

         "PERSON" means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "PERSONAL PROPERTY" has the meaning, with respect to each Property, set forth in the Mortgage encumbering such Property.

         "PROCEEDS THRESHOLD" means (i) with respect to the Bensalem Square Property, the Collegetown Shopping Center Property, the High Ridge Plaza Property, the North Ridge Plaza Property, the Street Road Plaza Property and the Village Square Property, the sum of $200,000.00 and (ii) with respect to the Bethlehem Square Property, the Fox Run Property, the Bristol Commerce Park Property, the Groton Square Property, the Park Hills Plaza Property, the Whitehall Square Property, the Mall at Cross County Property, the Barn Plaza Property and the Valley Fair Property, the sum of $400,000,00.

         "PROPERTY" and "PROPERTIES" means individually, any of, and collectively, all of the Bensalem Square Property, the Collegetown Shopping Center Property, the High Ridge Plaza Property, the North Ridge Plaza Property, the Street Road Plaza Property and the Village Square

Property, the Bethlehem Square Property, the Fox Run Property, the Bristol Commerce Park Property, the Groton Square Property, the Park Hills Plaza Property, the Whitehall Square Property, the Mall at Cross County Property, the Barn Plaza Property and the Valley Fair Property.

         "REAL PROPERTY" has the meaning, with respect to each Property, set forth in the Mortgage encumbering such Property.

         "STATE" means the State of New York.

         "STREET" has the meaning set forth in the introductory paragraph of this Loan Agreement.

         "STREET ROAD PLAZA PROPERTY" means that certain shopping center located at 2610-2630 Street Road, Bensalem, Pennsylvania.

         "TRUST" means Kramont Realty Trust.

         "USE" means use as a shopping center.

         "VALLEY FAIR PROPERTY" means that certain shopping center located at 260 West Swedesford Road, Devon, Pennsylvania.

         "VILLAGE SQUARE PROPERTY" means that certain shopping center located at 1262 Boston Post Road, Larchmont, New York.

         "WHITEHALL SQUARE PROPERTY" means that certain shopping center located at 2180 MacArthur Road, Whitehall, Pennsylvania.

         1.02 General Construction. Defined terms used in this Loan Agreement may be used interchangeably in singular or plural form, and pronouns are to be construed to cover all genders. All references to this Loan Agreement or any agreement or instrument referred to in this Loan Agreement shall mean such agreement or instrument as originally executed and as hereafter amended, supplemented, extended, consolidated or restated from time to time. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular subdivision; and the words "Article" and "section" refer to the entire article or section, as applicable and not to any particular subsection or other subdivision. Reference to days for performance means calendar days unless business days are expressly indicated. The parties hereto acknowledge that the defined term "Borrowers" has been defined to collectively include each Borrower. It is the intent of the parties hereto in determining whether (a) a breach of a representation, warranty or a covenant has occurred, (b) there has occurred an Event of Default, or (c) an event has occurred which would create recourse obligations under Article 10 of this Agreement, that any such breach, occurrence or event with respect to any Borrower shall be deemed to be such a breach, occurrence or event with respect to all Borrowers and that all Borrowers need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Individual Borrower.

                                    ARTICLE 2
                    LOANS AND LOAN DOCUMENTS; PAYMENT TERMS

         2.01 Conditions to Loan. Borrowers agree that Lender's obligation to close the Loans is conditioned upon Borrowers' delivery, performance and satisfaction, in Lender's sole discretion, of all items set forth in (a) that certain Mortgage Loan Application dated August 5, 2002 and (b) that certain Mortgage Loan Application dated September 18, 2002 (collectively, the "APPLICATION").

         2.02 Loan Documents. Payment of the Loans and performance by the Borrowers of their obligations hereunder shall be secured, inter alia, by the Mortgages for each Property and the Assignment of Leases for each Property. Each Borrower agrees that it will, on or before the Closing Date, execute and deliver or cause to be executed and delivered to Lender this Agreement, the Notes, the Mortgages, the Assignments of Leases and the other Loan Documents to which such Borrower is a party in form and substance acceptable to Lender. In addition, each Borrower shall deliver such other documents, instruments or certificates as Lender and its counsel may reasonably require and shall cause the Liable Parties to executed and deliver the Indemnity Agreements and the Liable Party Guaranties.

         2.03 Payments of Principal and Interest. Each Borrower shall make all payments due under its respective Note or Notes.

         2.04 Calculation of Interest. Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that
(i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

         2.05 Application of Payments. All payments shall be applied as set forth in the Notes.

         2.06 Late Charge. If any payment of a Monthly Interest Only Installment or any payment of a Monthly P&I Installment under any Note or any payment of a required escrow deposit hereunder is not paid within seven (7) days of the due date, Lender shall have the option to charge the Borrower who failed to timely make such payment the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Lender may have. Unpaid Late Charges shall become part of the Aggregate Note Indebtedness under such Borrower's Note and shall be added to any subsequent payments due under the Loan Documents.

         2.07 Acceleration Upon Default. At the option of Lender, if Borrowers fail to pay any sum specified in this Agreement or any of the Notes when due after giving effect to any grace periods, or if an Event of Default occurs under this Agreement, the Mortgages and/or any of the other Loan Documents, the Aggregate Secured Indebtedness and all other sums evidenced and/or secured by the Loan Documents, including, without limitation, any applicable prepayment fees (collectively, the "ACCELERATED LOAN AMOUNT") shall become immediately due and payable.

         2.08 Interest Upon Default. Upon the occurrence of an Event of Default under this Agreement and/or any of the other Loan Documents, the Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall continue until all defaults are cured.

         2.09 Limitation on Interest. The agreements made by Borrowers with respect to this Agreement, the Notes and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Agreement, the Notes or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Lender shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Lender shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Lender's election, the amount of unlawful interest shall be refunded to the applicable Borrower (if actually paid) or applied to reduce such Borrower's then unpaid Aggregate Note Indebtedness. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of the Loans.

         2.10 Prepayment.

              (a) Borrowers shall not have the right to prepay all or any portion of the Loans at any time during the term hereof except as expressly set forth herein.

              (b) During the ninety (90) day period prior to the Maturity Date, Borrowers may prepay all of the Loans, in whole, without a Prepayment Fee (as hereinafter defined) on thirty (30) days' prior written notice. In addition, commencing on the first day of the 60th month following the Advance Date, Borrowers may prepay all of the Loan, in whole, with a Prepayment Fee on sixty
(60) days' prior written notice.

              (c) If Borrowers provide notice of their intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

              (d) Notwithstanding the foregoing, prepayments arising from Lender's application of Insurance Proceeds upon the occurrence of a casualty or the application of a Condemnation Proceeds the occurrence of a condemnation shall not be deemed a prohibited prepayment and may be made without payment of the Prepayment Fee.

         2.11 Prepayment Fee.

              (a) Any tender of payment by Borrowers or any other person or entity of the Aggregate Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Aggregate Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, or (ii) in connection with a purchase of any of the Properties or a repayment of the Aggregate Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of any of the Properties, then to compensate Lender for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

              (b) The "PREPAYMENT FEE" shall be the greater of (A) an amount equal to (x) the present value of all remaining payments of principal and interest under the Notes including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, less (y) the amount of the principal being prepaid, or (B) one percent (1%) of the amount of the principal being prepaid.

              (c) The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of the Note, as quoted in the Federal Reserve Statistical Release (H.15 (519)) under the heading "U.S. Government Securities - Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Lender shall select a comparable rate. Lender will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

         2.12 Waiver of Right to Prepay Note Without Prepayment Fee. Borrowers acknowledge that Lender has relied upon the anticipated investment return under this Agreement and the Notes in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrowers agree that the Prepayment Fee represents the reasonable estimate of Lender and Borrowers of a fair average compensation for the loss that may be sustained by Lender as a result of a prohibited prepayment of the Loans and it shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid under the Loan Documents.

         2.13 BORROWERS EXPRESSLY (A) WAIVE ANY RIGHTS THEY MAY HAVE UNDER APPLICABLE STATE LAWS TO PREPAY THE LOANS, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTES, AND (B) AGREE THAT IF, FOR ANY REASON, A PREPAYMENT OF THE NOTES IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTES BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWERS UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THIS AGREEMENT AND/OR THE MORTGAGES, THEN BORROWERS SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 2.11. BY EXECUTING THIS AGREEMENT AND THE NOTES,

BORROWERS AGREE THAT LENDER'S AGREEMENT TO MAKE THE LOANS AT THE INTEREST RATES AND FOR THE TERM SET FORTH HEREIN CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

         2.14 Fees and_Expenses. If Borrowers default under this Agreement, Borrowers shall be liable for and shall pay to Lender, in addition to the sums stated above, the costs and expenses of enforcement and collection, including, without limitation, a reasonable sum as an attorney's fee. This obligation is not limited by Section 10.01

         2.15 Invalidated Payments. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that one ore more the Notes may have been marked satisfied and returned to Borrowers or otherwise canceled, and such payment shall be immediately due and payable upon demand.

                                   ARTICLE 3
                              BORROWERS' COVENANTS

           3.01 Due Authorization, Execution and Delivery.

              (a) Each Borrower represents and warrants that the execution of the Loan Documents and the Indemnity Agreement to which it is a party have been duly authorized and there is no provision in the organizational documents of such Borrower requiring further consent for such action by any other entity or person.

              (b) Each Borrower represents and warrants that it is duly formed, validly existing limited liability company and is in good standing under the laws of the state of its formation and in the state(s) in which its Properties are located, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its Properties and to carry on its business as presently conducted.

              (c) Each Borrower represents and warrants that the execution, delivery and performance of the Loan Documents to which it is a party will not result in such Borrower's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or its Properties.

              (d) Each Borrower represents and warrants that the Loan Documents and the Indemnity Agreement to which it is a party have been duly authorized, executed and delivered by such Borrower and constitute valid and binding obligations of such Borrower which are enforceable in accordance with their respective terms.

         3.02 Performance by Borrowers. Borrowers shall pay the Aggregate Secured Indebtedness to Lender and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

         3.03 Warranty of Title.

              (a) KRT warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property (other than the Real Property comprising a leasehold estate in the portion of the Cross County Property owned by Lilac, as to which KRT warrants that it holds a good and insurable leasehold estate) and is the owner of its Personal Property. Lilac warrants that it holds marketable and indefeasible fee simple absolute and leasehold title to its Real Property and is the owner of its Personal Property. Collegetown warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property and is the owner of its Personal Property. Fox Run warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property and is the owner of its Personal Property. Street warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property and is the owner of its Personal Property. Kramont warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property and is the owner of its Personal Property. Best warrants that it holds marketable and indefeasible fee simple absolute title to its Real Property and is the owner of its Personal Property. Barn warrants that it holds a good and insurable leasehold estate in its Real Property and is the owner of its Personal Property. Development warrants that it holds a good and insurable leasehold estate in its Real Property and is the owner of its Personal Property. Each Borrower warrants that it has the right and is lawfully authorized to sell, convey or encumber its Properties subject only to those property specific exceptions to title recorded in the real estate records of the county in which each such the Property is located and contained in Schedule B of the title insurance policy or policies which have been approved by Lender and Impositions (as defined below) not yet due and payable (the "PERMITTED EXCEPTIONS"). Each Property is free from all due and unpaid taxes, payments in lieu of taxes, assessments and mechanics' and materialmen's liens.

              (b) Each Borrower further covenants to warrant and forever defend Lender from and against all persons claiming any interest in any of its Properties (other than tenants of such Properties claiming rights to occupy portions of such Properties, as tenants only).

         3.04 Taxes, Liens and Other Charges.

              (a) Unless otherwise paid to Lender as provided in Section 3.05, each Borrower shall pay all real estate and other taxes or payments in lieu of taxes, assessments, water and sewer charges, vault and other license or permit fees, liens, fines, penalties, interest, and other similar public and private claims which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of a Property and any other costs or charges imposed on such Borrower pursuant to any other easement or agreement which benefits a Property (all of the foregoing items are collectively referred to as the "IMPOSITION(s)"). The Impositions shall be paid not later than twenty (20) days before the dates on which the particular Imposition would become delinquent and the applicable Borrower shall produce to Lender official receipts of the appropriate imposing authority, or other evidence reasonably satisfactory to Lender, evidencing the payment of the Imposition in full, provided, however, that the failure of a Borrower to pay any such Imposition when due shall not constitute an Event of Default as long as the same are being contested in accordance with the requirements of this Section. If any Borrower elects by appropriate legal action to contest any Imposition, such Borrower shall first deposit cash with Lender as a reserve in an amount which Lender determines is sufficient to pay such Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If a Borrower deposits this sum with Lender, such Borrower shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the applicable Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, the applicable Borrower shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 12.01 hereof), the monies which have been deposited with Lender pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to the applicable Borrower.

              (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of a Property, for the purposes of taxation, any lien or security interest encumbering such Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Lender, at Lender's option, the Obligations (as defined in the Mortgage encumbering such Property) shall immediately become due and payable. Notwithstanding the preceding sentence, Lender's election to accelerate the Obligations shall not be effective if (1) the applicable Borrower is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) such Borrower agrees in writing to pay or reimburse Lender in accordance with Section 14.15 hereof for the payment of any such Imposition which becomes payable at any time when the Obligations are outstanding.

         3.05 Escrow Deposits.

              (a) Without limiting the effect of Section 3.04 and Section 4.01, Borrowers shall pay to Lender monthly on the same date the monthly installment is payable under the Notes, an amount (the "DEPOSIT") equal to 1/12th of the amounts Lender reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Agreement (collectively the "PREMIUMS") until such time as Borrowers have deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Lender any additional amounts necessary to pay the Premiums and Impositions. Borrowers will furnish to Lender bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Lender without any requirement to pay interest to Borrowers on account of these funds. If an Event of Default occurs, Lender shall have the right, at its election, to apply any amounts held under this Section 3.05 in reduction of the Aggregate Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

              (b) Notwithstanding the foregoing, Lender shall not require Borrowers to pay the Deposits for Impositions unless and until the occurrence of the earliest of the following events: (i) an Event of Default under this Agreement, the Loan Documents, the Indemnity Agreements or the Liable Parties Guaranties, (ii) a Transfer (as defined in Section 11.01 (a)) of all or any of the Properties, (iii) a Transfer of an interest in a Borrower or in the general partners, shareholders or members of a Borrower or in the constituent general partners or controlling shareholders or controlling members of any of the entities comprising a Borrower, other than a Permitted Ownership Structure Transfer (as defined in
Section 11.01(b)), or (iv) if required by a Rating Agency (as defined in Section 4.01(c)) or an Investor (as defined in Section 13.01(a)) in connection with a sale, assignment or transfer of one or more participations in the Loans or the Securities pursuant to Section 13.01. Upon the occurrence of any of the foregoing, Lender reserves the right to require Deposits for Impositions at any time in its absolute discretion notwithstanding the fact that any such Event of Default may have been cured or that the Transfer may have been approved by Lender.

              (c) Notwithstanding the foregoing, Lender shall not require Borrowers to pay the Deposits for Premiums unless and until the occurrence of the earliest of the following events: (i) an Event of Default under this Agreement, the Loan Documents, the Indemnity Agreements or the Liable Parties Guaranties, (ii) a Transfer of all or any of the Properties, (iii) a Transfer of an interest in a Borrower or in the general partners, shareholders or members of a Borrower or in the constituent general partners or controlling shareholders or controlling members of any of the entities comprising a Borrower other than a Permitted Ownership Structure Transfer, (iv) if required by a Rating Agency or an Investor in connection with a sale, assignment or transfer of one or more participations in the Loans or the Securities pursuant to Section 13.01, or (v) Borrowers fail to furnish to Lender, not later than thirty (30) days prior to the date on which any Premium would become delinquent, receipts for the payment of such Premium or evidence of issuance of a new policy which continues in force the coverage of the expiring policy. Upon the occurrence of any of the foregoing, Lender reserves the right to require Deposits for Premiums at any time in its absolute discretion notwithstanding the fact that any such Event of Default may have been cured or that the Transfer may have been approved by Lender.

         3.06 Care and Use of the Properties.

              (a) Each Borrower represents and warrants to Lender with respect to its Properties as follows:

                  (i) As of the date hereof, all authorizations, approvals, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements located on each Property to be operated for the Use by the applicable Borrower and, to such Borrower's knowledge, the tenants of the such Property have been obtained, paid for and are in full force and effect.

                  (ii) As of the date hereof, the Improvements located on each Property and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section). Each Borrower shall at all times comply with all present or future Requirements affecting or relating to each Property and/or the Use. Each Borrower shall furnish Lender, on request, proof of compliance with the Requirements. Each Borrower shall not use or permit the use of any Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the applicable Property or any part of such Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to such Property, including permits, licenses, certificates of occupancy and/or other certificates that may be necessary from time to time to comply with any of the these requirements.

                  (iii) As of the date hereof, each Borrower has complied with all requirements of all instruments and agreements affecting its Properties, whether or not of record, including without limitation all covenants and agreements by and between Borrower and any governmental or regulatory agency pertaining to the development, use or operation of its Properties. Each Borrower, at its sole cost and expense, shall keep its Properties in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Properties and the Improvements.

                  (iv) Each Borrower shall abstain from, and not permit, the commission of waste to its Properties and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Lender, except removal of fixtures, machinery or equipment in connection with the replacement thereof in the ordinary course of business with fixtures, machinery or equipment of equal greater value and quality which perform a similar function.

                  (v) The zoning approval for each Property is not dependent upon the ownership or use of any property which is not encumbered by the relevant Mortgage.

              (b) Lender shall have the right, at any time and from time to time during normal business hours, to enter any Property in order to ascertain any Borrower's compliance with the Loan Documents, to examine the condition of such Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants, subject to the tenants' rights under their respective Leases. Each Borrower shall cooperate with Lender performing these inspections. Lender shall not be liable to any Borrower or any person in possession of any Property with respect to any matter arising out of such entry to such Property, except for Lender's willful misconduct or gross negligence.

              (c) Each Borrower shall use, or cause to be used, each Property continuously for the Use. No Borrower shall use, or permit the use of, any Property for any other use without the prior written consent of Lender. To the extent any Property is used as a residential apartment complex, (i) the Borrower owning such Property shall not file or record a declaration of condominium, master deed of trust or mortgage or any other similar document evidencing the imposition of a so called "condominium regime" whether superior or subordinate to the Mortgage encumbering such Property and (ii) such Borrower shall not permit any part of such Property to be converted to, or operated as, a "cooperative apartment house" whereby the tenants or occupants participate in the ownership, management or control of any part of such Property.

              (d) Without the prior written consent of Lender, no Borrower shall
(i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting any Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of any Property in a manner which may result in the Use becoming a nonconforming use under applicable zoning ordinances, or (iii) subject any Property to restrictive covenants. For the purposes of this Section 3.06(d), the granting of exclusive use rights to any tenant of a Property shall not be deemed a restrictive covenant.

         3.07 Collateral Security Instruments. Borrowers covenant and agree that if Lender at any time holds additional security for any obligations secured by the Mortgages, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of any of the Properties is made pursuant to the terms of the Mortgages, Lender may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under the Mortgages, and without waiving any breach or default of Borrowers under this Agreement, the Mortgages or any other Loan Document.

         3.08 Suits and Other Acts to Protect the Properties.

              (a) Borrowers shall immediately notify Lender of the commencement, or receipt of notice, of any and all material actions or proceedings or other material matter or claim purporting to, or which could, affect any of the Properties, any other security afforded by any of the Loan Documents and/or the interest of Lender thereunder (collectively, "ACTIONS"). Borrowers shall appear in and defend any Actions.

              (b) Lender shall have the right, at the cost and expense of Borrowers, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect any Property, any other security afforded by any of the Loan Documents and/or the interest of Lender thereunder. Any money paid by Lender under this Section shall be reimbursed to Lender in accordance with
Section 14.15 hereof.

         3.09 Liens And Encumbrances. Without the prior written consent of Lender, to be exercised in Lender's sole and absolute discretion, other than the Permitted Exceptions, Borrowers shall not create, place or allow to remain any lien or encumbrance on any of the Properties, including deeds of trust, mortgages, security interests, conditional sales, mechanics' liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by the Mortgages (collectively, "LIENS AND ENCUMBRANCES"). If any Liens and Encumbrances are recorded against any of the Properties or any part thereof, Borrowers shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence. Notwithstanding the foregoing, it is agreed that any mechanics' or materialmen's Hen or claim need not be paid if (i) the validity or amount thereof shall be contested timely, diligently and in good faith by appropriate proceedings, (ii) Borrowers shall have adequate unencumbered (except in favor of Lender) cash reserves with respect thereto, and (iii) the Hen is discharged, dissolved or bonded, and in the case of any such bonding, is bonded by a surety company reasonably acceptable to Lender, which bond will stay, by proper court order, the enforcement thereof.

         3.10 Compliance with Anti-Terroism, Embargo, Sanctions and Anti-Money Laundering Laws]. Borrowers, the Trust, and to the best of Borrower's knowledge, after having made diligent inquiry (a) each Person owning a direct or indirect interest of twenty percent

(20%) or more in any Borrower or the Trust and (b) each tenant at the
Properties: (i) is not currently identified on OFAC List, and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, Borrowers have implemented procedures, and will consistently apply those procedures throughout the term of the Loans, to ensure the foregoing representations and warranties remain true and correct during the term of the Loans.

         3.11 Personal Property. Borrowers represent, warrant and covenant as follows:

              (a) Each Borrower owns its Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Lender in writing. Each Borrower will notify Lender of, and will protect, defend and indemnify Lender against, all claims and demands of all persons at any time claiming any rights or interest in its Personal Property,

              (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Borrowers' business.

              (c) Borrowers will not remove the Personal Property without the prior written consent of Lender, except the items of Personal Property which are consumed or worn out in ordinary usage shall be promptly replaced by Borrowers with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

                                   ARTICLE 4
                                   INSURANCE

         4.01 Required Insurance and Terms of Insurance Policies.

              (a) During the term of this Agreement, Borrowers at their sole cost and expense must provide Acord 27 and Acord 25 certificates of insurance and, upon the written request of Lender copies of policies of insurance, reasonably satisfactory to Lender as to amounts, types of coverage and the companies underwriting these coverages. In no event will such policies be terminated or otherwise allowed to lapse, Borrowers shall be responsible for their own deductibles. Borrowers shall also pay for any insurance, or any increase of policy limits, not described in this Agreement which Borrowers require for their own protection or for compliance with government statutes. Borrowers' insurance shall be primary and without contribution from any insurance procured by Lender.

              Policies of insurance shall comply with the following requirements:

              (1) All Risk Property insurance on the Improvements and the Personal Property located at each Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of such Improvements and Personal Property, which for purposes of this Article 4 shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to such Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time, but not more than once per year with respect to each Property, by an appraiser or contractor designated and paid by Borrowers and approved in writing by Lender or by an engineer or appraiser in the regular employ of the insurer issuing such policy.

              (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about each Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amounts set forth in Exhibit A hereto, which may include excess liability coverage in umbrella form; (ii) to continue at not less than this limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Agreement and the Mortgages to the extent available.

              (3) Business Income insurance with respect to each Property in an amount sufficient to prevent the applicable Borrower from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover twelve (12) months of "Business Income" (as hereinafter defined). The amount shown in Exhibit A is the current estimate of one year's "Business Income" with respect to each Property, "Business Income" shall mean, with respect to each Property, the sum of (i) the total anticipated gross income from occupancy of such Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to the Borrower owning such Property, (iii) the fair market rental value of any portion of such Property which is occupied by such Borrower, and (iv) any other amounts payable to such Borrower or to any affiliate of such Borrower pursuant to Leases of such Property.

              (4) If Lender determines at any time that any part of a Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Borrower owning such Property will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Obligations then secured by the Mortgage encumbering such Property or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

              (5) During the period of any construction or renovation or alteration of the Improvements located at any Property, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Lender including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the state or commonwealth in which Property is located.

              (6) Workers' Compensation insurance with respect to each Property, subject to the statutory limits of the state in which such Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about such Property, or in connection with such Property or its operations (if applicable).

              (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements located at each Property, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at such Improvements. These policies shall insure against physical damage to and loss of occupancy and use of such Improvements arising out of an accident or breakdown.

              (8) Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from acts of terrorism, of such types, in such amounts, with such deductibles, issued by such companies, and on such forms of insurance policies, as reasonably required by Lender; provided, however, in the event that insurance for acts of terrorism or insurance substantially similar thereto is not available at commercially reasonable rates (as determined by Lender in its reasonable judgment) under the coverages described in this Section 4.01(a) with respect to the Properties, with due regard given to the type of property, its tenancy, location and other relevant characteristics, then with respect to the Secured Indebtedness only, such insurance shall not be required for such coverages, provided that in furtherance and not in limitation of the foregoing, (i) the form of any exclusion of coverages for acts of terrorism or matters substantially similar thereto shall be reasonably acceptable to Lender and (ii) in the event that at any time during the term of the Secured Indebtedness (A) Borrowers or any of the Liable Parties obtains insurance coverage for acts of terrorism or insurance substantially similar thereto (collectively, in this Subsection 4.01(a)(8), "such terrorism coverage") for any Property or (B) Borrowers or any of the Liable Parties or any affiliate of Borrowers or any of the Liable Parties obtains such terrorism coverage with respect to one or more properties owned by any Borrower, a Liable Party or affiliate (other than any of the Properties), or (C) Lender advises Borrowers that Lender has determined that such terrorism coverage is available with respect to the Properties to Borrowers or to Lender at commercially reasonable rates (as determined by Lender in its reasonable judgment), or (D) if required by a Rating Agency or an Investor in connection with a sale, assignment or transfer of one or more participations in the Loans or the Securities pursuant to Section 13.01, then in any such event described in Subsections (A) through (D) of this Section 4.01(a)(8)(ii) (and with respect to Subsection 4.01(a)(8)(ii)(B) only, if Lender, in its reasonable judgment, determines that any such other property owned by a Borrower, a Liable Party or affiliate is substantially similarly situated with the Properties with respect to the availability of such terrorism coverage with due regard given to the property type(s), their tenancies, locations and other relevant characteristics), Borrowers shall be required to maintain such terrorism coverage at Borrowers' sole cost and expense, in such form, for such amounts, with such deductibles and issued by such companies as shall be reasonably acceptable to Lender with respect to the Properties and the Secured Indebtedness for the benefit of Lender.

              (9) Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from Hazardous Materials and/or violations of Requirements of Environmental Law, of such types, in such amounts, with such deductibles, issued by such companies, and on such forms of insurance policies, as approved by Lender as of the date hereof. These policies shall be for an initial term of one (1) year and thereafter shall be for successive terms of five (5) years.

              (10) Such other insurance as may from time to time be reasonably required by Lender against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

              (b) Lender's interest must be clearly stated by endorsement in the insurance policies described in this Section 4.01 as follows:

              (1) The policies of insurance referenced in Subsections (a)(1),
              (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 4.01 shall identify Lender under the New York Standard Lender Clause (non-contributory) endorsement.

              (2) The insurance policies referenced in Sections 4.01(a)(2) and Sections 4.01(a)(9) shall name Lender as an additional insured.

              (3) All of the policies referred to in Section 4.01 shall provide for at least thirty (30) days' written notice to Lender in the event of policy cancellation and/or material change.

              (c) All the insurance companies must be authorized to do business in the states in which the Properties are located and be reasonably approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of VIII or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 13.01 (a) hereof) issued with respect to the Loans which have been assigned a rating by a credit rating agency approved by Lender (a "RATING AGENCY"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Borrowers shall deliver evidence satisfactory to Lender of payment of premiums due under the insurance policies.

              (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Lender upon request. If any policy is canceled before the Secured Indebtedness is satisfied, and Borrowers fail to immediately procure replacement insurance, Lender reserves the right but shall not have the obligation immediately to procure replacement insurance at Borrowers' cost.

              (e) Borrowers shall be required during the term of the Secured Indebtedness to continue to provide Lender with original renewal policies or replacements of the insurance policies referenced in Section 4.01 (a). Lender may accept Certificates of Insurance evidencing insurance policies referenced in subsections (a)(2), (a)(4), and (a)(6) of this Section 4.01 instead of requiring the actual policies. Lender shall be provided with renewal Certificates of Insurance not less than fifteen (15) days prior to each expiration. The failure of Borrowers to maintain the insurance required under this Article 4 shall not constitute a waiver of Borrowers' obligation to fulfill these requirements.

              (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Lender's address for insurance notification as set forth in Section 14.02(b) until changed by notice from Lender.

         4.02 Adjustment of Claims. Subject to Section 8.02, Borrowers hereby authorize and empower Lender to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of any of the Properties, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

         4.03 Assignment To Lender. In the event of the foreclosure of any of the Mortgages or other transfer of the title to any of the Properties in extinguishment of the Secured Indebtedness, all right, title and interest of Borrowers in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering such Properties shall pass to the transferee of such Properties.

                                    ARTICLE 5
                          BOOKS, RECORDS AND ACCOUNTS

         5.01 Books and Records. Borrowers shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

              (a) annual certified rent rolls signed and dated by each Borrower, detailing the names of all tenants of the Improvements located at the Property owned by such Borrower, the portion of such Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 6.02 hereof) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within forty-five (45) days after the end of each fiscal year of such Borrower;

              (b) an annual operating statement of each Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by the applicable Borrower in the form previously approved in writing by Lender, and if available, any operating statement prepared by an independent certified public accountant, within sixty
(60) days after the close of each fiscal year of such Borrower;

              (c) an annual ARGUS(C) valuation file in electronic form which includes, without limitation, a then current rent roll and all income and expenses of each Property, within sixty (60) days after the close of each fiscal year of the applicable Borrower;

              (d) balance sheet and profit and loss statement of each Borrower in the form reasonably required by Lender, prepared and certified by the chief financial officer of the Trust, and if required by Lender, audited financial statements for the Trust prepared by an independent certified public accountant reasonably acceptable to Lender within 120 days after the close of each fiscal year of Borrowers and the Trust, as the case may be;

              (e) an annual operating budget consistent with the annual operating statement described above for each Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least ten (10) days prior to the start of each calendar year; and

              (f) for so long as the insurance required by Section 4.01(a)(8) is not maintained with respect to the Secured Indebtedness, Borrowers shall provide to Lender twice in each twelve-month period after the closing of the funding of the Secured Indebtedness (at approximate six-month intervals), Borrowers' written statement, certified by Borrowers to Lender, in form, scope and substance reasonably acceptable to Lender, indicating whether and to what extent each of the conditions referred to in Subsections (A) and (B) of Section 4.01(a)(8)(ii) then applies, and which written statement shall include summaries of current insurance company quotes and related information concerning such insurance coverage for the Properties (which quotes Borrowers agree to seek and obtain in a diligent manner) and Borrowers agree to provide such other information to Lender as Lender may reasonably request relating to such conditions and any such written statement of Borrowers.

         5.02 Property Reports. Upon request from Lender or its representatives and designees, but not more often than once in any six (6) month period or at any time after the occurrence of an Event of Default, Borrowers shall furnish in a timely manner to Lender:

              (a) a property management report for each Property, showing deposits received from tenants and any other information reasonably requested by Lender, in reasonable detail and certified by Borrowers (or an officer, general partner, member or principal of Borrowers if Borrowers are not individuals) under penalty of perjury to be true and complete; and

              (b) an accounting of all security deposits held in connection with any Lease of any part of the Properties, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         5.03 Additional Matters.

              (a) Borrowers shall furnish Lender with such other additional financial or management information (including, without limitation, State and Federal tax returns and additional rent rolls) as may, from time to time, be reasonably required by Lender or the Rating Agencies in form and substance reasonably satisfactory to Lender or the Rating Agencies.

              (b) Borrowers shall furnish Lender and its agents convenient facilities for the examination and audit of any such books and records upon at least fifteen (15) days' prior written notice.

                                    ARTICLE 6
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

                 6.01 BORROWERS' REPRESENTATIONS AND WARRANTIES.

         Each Borrower represents to Lender with respect to each of its Properties as follows:

              (a) There are no commercial or retail leases, subleases or occupancy agreements affecting its Property except as set forth in the rent roll dated May 12, 2003 previously delivered to Lender (the "RENT ROLL") and there are no residential leases, subleases or occupancy agreements affecting such Property. Each Borrower has delivered to Lender true, correct and complete copies of all Existing Leases and Existing Guaranties. For the purposes of this Agreement, "EXISTING LEASES" means all leases, subleases and/or other occupancy agreements affecting each Property as of the date hereof, including amendments thereto;

"EXISTING GUARANTIES" means all guaranties and amendments of guaranties given in connection with the Existing Leases.

              (b) There are no defaults by such Borrower under the Existing Leases and, to the best knowledge of such Borrower, except as set forth in the Rent Roll, there are no defaults by any tenants under the Existing Leases or any guarantors under the Existing Guaranties.

              (c) The Existing Leases and the Existing Guaranties are in full force and effect.

              (d) To the best knowledge of such Borrower, except as set forth in the Rent Roll, none of the tenants now occupying 10% or more of any Property or having a current lease affecting 10% or more of any Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

              (e) Except only for rent and additional rent for the current month, such Borrower has not accepted under any of the Leases any payment of advance rent or additional rent in an amount that is more than one month's rent and additional rent or security deposits in an amount that is more than that stated in the applicable Lease.

              (f) Such Borrower has deposited all security deposits delivered in connection with the Existing Leases in accordance with applicable law.

              (g) Except as set forth in the Rent Roll, no tenant under any Existing Lease has asserted any defense, set-off or counterclaim with respect to its tenancy or its obligations under its lease, and, to such Borrower's knowledge, no such defense, set-off or counterclaim exists.

              (h) There are no unfulfilled landlord obligations currently due to tenants for tenant improvements, moving expenses or rental concessions or other matters, and all credits required to be paid or contributed by such Borrower under the Existing Leases have been paid or contributed in full.

              (i) None of the Existing Leases or Rents and Profits have been assigned, pledged, hypothecated or otherwise encumbered or transferred by such Borrower except to the extent provided in the Loan Documents.

              (j) Except as previously disclosed in writing to Lender, the Existing Leases are on standard forms of leases delivered to and approved by Lender.

         6.02 Assignment of Leases. In order to further secure payment of the Aggregate Secured Indebtedness and the performance of Borrowers' obligations under the Loan Documents, each Borrower has absolutely, presently and unconditionally granted, assigned and transferred to Lender all of such Borrower's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting its Properties and (ii) all of the Future Leases (as defined in Section 6.06) and guaranties thereof, and (iii) the Rents and Profits (as defined in the Mortgages encumbering such Borrower's Properties). Unless and until an Event of Default occurs, Borrowers shall have a revocable license to collect their Rents and Profits (except as otherwise provided herein) as and when they become due and payable. Lender shall be liable to account only for the Rents and Profits actually received by Lender pursuant to any provision of any Loan Document. The Existing Leases and Guaranties and all Future Leases and amendments and guaranties thereof are collectively referred to as the "LEASES".

         6.03 Performance of Obligations.

              (a) Borrowers shall perform all obligations under any and all Leases. If any of the acts described in this Section which require the prior written consent of Lender are done without the written consent of Lender, at the option of Lender, they shall be of no force or effect and shall constitute a default under this Mortgage.

              (b) Borrowers agree to furnish Lender executed copies of all Future Leases. Except as set forth in Section 6.06 below, Borrowers shall not, without the express written consent of Lender, (i) enter into or extend any Lease unless the Lease complies with the provisions of Section 6.06, or (ii) cancel or terminate any Leases (except in the case of a default) unless the applicable Borrower has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way or reduce the rent or additional rent, or (iv) consent to an assignment of the tenant's interest or to a subletting of any Lease unless the tenant remains liable under the Lease following the assignment or subletting, or
(v) accept payment of advance rents in an amount in excess of one month's rent, or (vi) enter into any options to sell any of the Properties, or (vii) accept any tenant security deposit in an amount greater than required by the applicable Lease.

         6.04 Subordinated Leases. Each of the Future Leases affecting any of the Properties shall be absolutely subordinate to the lien of the Mortgage encumbering such Property and shall also contain provisions, reasonably satisfactory to Lender, to the effect that in the event of the judicial or non-judicial foreclosure of such Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. Each Future Lease shall provide that, if requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions as its existing Lease. If Lender requests, Borrowers shall cause the tenant under each or any of such Leases to enter into subordination, non-disturbance and attornment agreements with Lender which are reasonably satisfactory in form, scope and substance to Lender. Upon a Borrower's request, Lender shall enter into a subordination, non-disturbance and attornment agreement reasonably satisfactory in form, scope and substance to Lender with any tenant occupying 5,000 square feet or more at any Property under any Future Lease.

         6.05 Leasing Commissions. Borrowers covenant and agree to use reasonable efforts to provide that all contracts and agreements relating to the Properties entered into by Borrowers after the date of this Agreement requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Lender and (ii) be subordinate to the lien of the Mortgages and shall not be payable after an Event of Default under this Agreement. Lender will be provided evidence of Borrowers' compliance with this Section upon request.

         6.06 Future Leases. Each Lease executed after the date hereof or any amendment, extension or renewal of any Lease entered into by Borrowers after the date hereof (any such new Lease or amendment, extension or renewal being referred to as a "FUTURE LEASE") shall satisfy the following terms and conditions:

              (a) Each new Minor Lease shall be on the standard form of lease which has been previously approved in writing by Lender and which may hereafter be modified from time to time with Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Borrowers may make changes to such standard form for a particular tenant, provided such changes (i) do not materially increase any of the landlord's obligations thereunder or materially decrease any of the landlord's rights thereunder, (ii) do not materially decrease any of the tenant's obligations thereunder, and (iii) do not modify the provisions of the Lease affecting Lender, including, without limitation, subordination, attornment and the rights of a mortgagee to cure defaults of the landlord. Provided such Minor Lease complies with the provisions of this Section 6.06(a) and with the leasing guidelines attached hereto as Exhibit B ("LEASING GUIDELINES"), Borrowers shall not be required to obtain Lender's consent before entering into such Minor Lease. "MINOR LEASE" shall mean a Future Lease which demises 25,000 square feet or less of space within the Improvements.

              (b) Each Minor Lease which does not comply with the provisions of
Section 6.06(a) or with the Leasing Guidelines may only be entered into with the prior written consent of Lender.

              (c) Each Major Lease may only be entered into with the prior written consent of Lender. "MAJOR LEASE" shall mean a Future Lease which demises more than 25,000 square feet of space within the Improvements.

              (d) Notwithstanding anything in this Section 6.06 to the contrary, all Future Leases shall be subject to review and approval by Lender if at the time thereof there exists an Event of Default which is continuing.

              (e) All requests for consent required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by United States Express Mail or courier service to Lender at the following address (or at such other address as shall be given in writing by Lender to Borrowers):

                                  Metropolitan Life Insurance Company
                                  10 Park Avenue
                                  Morristown, New Jersey 07960
                                  Attention: Assistant Vice-President
                                             Mortgage Portfolio
                                             Servicing and Asset
                                             Recovery

         Said request for consent must be accompanied by the proposed lease, a summary or abstract of the lease for which consent is requested (which summary or abstract shall contain the principal financial terms of the lease, the term and the principal provisions of such lease) and supporting financial information.

                                    ARTICLE 7
                              ENVIRONMENTAL HAZARDS

         7.01 Representations and Warranties. Borrowers hereby represent, warrant, covenant and agree to and with Lender that:

              (a) Neither Borrowers nor, to the best of Borrowers' knowledge, after due inquiry, any tenant, subtenant or occupant of the Properties, has at any time placed, suffered or permitted, nor at any time will Borrowers place, suffer or permit the presence of any Hazardous Materials (as defined in Section
7.05 hereof) at, on, under, within or about the Properties except Permitted Materials or as expressly approved by Lender in writing or as set forth in the environmental reports previously delivered to Lender.

              (b) Neither Borrowers nor any portion of the Properties is subject to any existing, pending or threatened investigation by any governmental authority under any Requirements of Environmental Laws (as defined in Section
7.06 hereof),

              (c) Borrowers have not and are not required by any Requirements of Environmental Laws to obtain any permits or licenses to use any portion of the Improvements, fixtures, or equipment on the Properties,

              (d) All operations or activities upon the Properties, and any use or occupancy of the Properties by Borrowers are presently and shall in the future be in compliance with all Requirements of Environmental Laws,

              (c) Borrowers will use best efforts to assure (i) that any tenant, subtenant or occupant of the Properties shall in the future be in compliance with all Requirements of Environmental Laws and (ii) that no tenant, subtenant or occupant places, suffers or permits any toxic waste or other Hazardous Materials (other than Permitted Materials), or any contaminants, oil or pesticides at, on, under, within or about the Properties,

              (f) Borrowers will comply with all of the requirements and recommendations set forth in any environmental site assessment performed with respect to the Properties prior to the date hereof as a condition of the funding of the Obligations and will obtain and forward to Lender revised environmental site assessments, if requested in writing by Lender.

              (g) Borrowers have not in the past, and do not intend in the future, to use the Properties for the purpose of refining, producing, storing, transferring, processing or transporting Hazardous Materials,

              (h) The Properties are not now being used nor, to Borrowers' knowledge, have the Properties ever been used as a "Facility", as such term is defined under CERCLA (as defined in Section 7.05), and none of the Properties will be used as a "Facility" after completion of any construction, renovation, restoration and other developmental work which Borrowers may undertake thereon after the date hereof.

              (i) Borrowers have received no summons, citation, directive letter or other communication, written or oral, from the New York Department of Environmental Conservation

("NYDEC"), New Jersey Department of Environmental Protection ("NJDEP"), Maryland Department of the Environment ("MDDE"), Pennsylvania Department of Environmental Protection ("PADEP"), Connecticut Department of Environmental Protection ("CTDEP") or United States Environmental Protection Agency ("EPA") regarding any alleged violation of law relating to action required upon the Properties. To Borrowers' knowledge, no previous or present owner, tenant or subtenant of the Properties has received a summons, citation, directive letter or other communication, written or oral, from any local, state or federal environmental authority regarding any alleged violation or environmental laws or action required on the Properties to rectify any environmental condition.

              (j) To Borrowers' knowledge, the Properties have not ever been used by previous owners and/or operators to generate, manufacture, refine, transport, treat, or dispose of Hazardous Materials, and Borrowers do not intend to use the Properties for such purposes.

              (k) Borrowers will use their best efforts to assure that any tenant, subtenant or occupant of the Properties shall in the future be in compliance with all Requirements of Environmental Laws. Borrowers shall not cause or permit, allow or suffer any tenant to cause the "release" (as defined in 42 U.S.C. '9601 et seq.) or "discharge" from any Property of any Hazardous Materials in violation of any Requirements of Environmental Laws. Should Borrowers cause or permit any "discharge" or "release" of Hazardous Materials from any Property in violation of any Requirements of Environmental Laws, Borrowers shall promptly remove or arrange for the removal of said Hazardous Materials.

              (l) In the event that there shall be filed a lien against any Borrower or any Property by the NYDEC, the NJDEP, the MDDE, the PADEP, the CTDEP, the EPA or any other governmental agency or authority relating to the remediation, removal, clean-up or other disposition of any Hazardous Material or to Requirements of Environmental Laws, then Borrowers shall, within thirty (30) days from the date that any Borrower is given actual notice that the lien has been placed against a Property, either (i) pay the claim and remove the lien from the Property, or (ii) furnish (A) a bond reasonably satisfactory to the title insurance companies and Lender in the amount of the claim out of which the lien arises, or (B) a cash deposit in the amount of the claim out of which the lien arises, and shall promptly remove or arrange for the removal of the lien.

              (m) Unless required by applicable Requirements of Environmental Laws, in no event shall any Remedial Work (as hereinafter defined) taken at any Property result in any institutional or engineering controls, including, without limitation, capping, or a deed notice or restriction recorded on the record or other use restrictions, including, but not limited to, a classification exception area. Any soil at a Property required under Requirements of Environmental Laws to be remediated shall be remediated to the most stringent currently applicable standards or lesser standards approved in writing by any environmental agency having jurisdiction over such Property.

         7.02 Remedial Work. In the event any investigation or monitoring of site conditions or any clean up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is reasonably necessary under any Requirements of Environmental Laws, or is required by any judicial order, or by any governmental entity, or in order to comply with the provisions hereof, Borrowers shall within sixty (60) days after written demand by Lender (or such shorter period of time as may be required under Requirements of Environmental Laws or such order) prepare a plan for performing (subject to Lender's approval) and commence the Remedial Work in compliance With such applicable law, regulation, order or agreement. All Remedial Work shall be promptly performed by one or more contractors, selected by Borrowers and reasonably approved in advance in writing by Lender, and under the supervision of a consulting engineer, selected by Borrowers and reasonably approved in advance in writing by Lender. All costs and expenses of such Remedial Work shall be paid by Borrowers including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Lender's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Borrowers shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be reimbursed to Lender in accordance with Section 14.15 hereof.

         7.03 Environmental Site Assessment. Lender shall have the right, at any time and from time to time, to undertake, at the expense of Borrowers, an environmental site assessment on any or all of the Properties, including any testing that Lender may determine, in its sole discretion, is necessary to ascertain the environmental condition of such Properties and the compliance of such Properties with Requirements of Environmental Laws. Borrowers shall cooperate fully with Lender and its consultants performing such assessments and tests.

         7.04 Unsecured Obligations. No amounts which may become owing by Borrowers to Lender under this Article 7 or under any other provision of this Agreement as a result of a breach of or violation of this Article 7 shall be secured by the Mortgages. The obligations shall continue in full force and effect and any breach of this Article 7 shall constitute an Event of Default. The lien of the Mortgages shall not secure any obligations evidenced by or arising under the Indemnity Agreements ("UNSECURED OBLIGATIONS"). The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Agreement and the other Loan Documents, including the Mortgages, but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Lender to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by the Mortgage following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of any of the Properties by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

         7.05 Hazardous Materials. "HAZARDOUS MATERIALS" shall include without limitation:

              (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq., ("CERCLA"), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6921 et seq., the Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws, as each may hereafter be amended from time to time;

              (b) Those substances described as "hazardous substances", "hazardous wastes," "hazardous materials" or "toxic substances" in the state or local Requirements of Environmental Laws;

              (c) Those chemicals known or suspected to cause cancer or reproductive toxicity, as published pursuant to the state or local Requirements of Environmental Laws;

              (d) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the EPA (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

              (e) Any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (v) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq.; (vi) flammable explosives; or (vii) radioactive materials; and

              (f) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

         7.06 Requirements of Environmental Laws. "REQUIREMENTS OF ENVIRONMENTAL LAWS" means, with respect to any Property, all applicable requirements, whether now existing or hereafter enacted, of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to such Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (a) exposure to Hazardous Materials; (b) pollution or protection of the air, surface water, ground water, land; (c) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (d) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

         7.07 Permitted Materials. "PERMITTED MATERIALS" means cleaning and maintenance materials and office supplies of the types and quantities customarily used and stored at properties similar to the Properties, provided that same are used, stored and maintained in accordance with all Requirements of Environmental Laws, and materials and supplies used in the operating of any existing dry cleaning plant at any Property, provided that same are used, stored and maintained in accordance with all Requirements of Environmental Laws.

                                    ARTICLE 8
                     CASUALTY, CONDEMNATION AND RESTORATION

         8.01 Borrowers' Representations.

         Borrowers represent and warrant as follows:

         (a) No casualty or damage to any part of any of the Properties has occurred which has not been fully restored or replaced.

         (b) No part of any of the Properties has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor have Borrowers received notice of any proposed condemnation or other similar proceeding affecting any of the Properties.

         8.02 Restoration.

              (a) Borrowers shall give prompt written notice of any casualty to a Property to Lender whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to such Property.

              (b) In the event of any damage to or destruction of a Property, and regardless of whether Net Insurance Proceeds (defined below) are available therefor, the Borrower that owns such Property shall commence and diligently pursue to completion the Restoration of such Property. Borrowers assign to Lender all Insurance Proceeds which Borrowers are entitled to receive in connection with a casualty whether or not such insurance is required under this Agreement. In the event of any damage to or destruction of any Property, and provided that (1) an Event of Default does not currently exist, and (2) Lender has determined that (i) its security has not been impaired, (ii) the repair, restoration and rebuilding of any portion of such Property that has been partially damaged or destroyed can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the damage or destruction and at least equal in value as that existing prior to such damage or destruction (the "RESTORATION"), and (iii) the Restoration can be completed not less than six (6) months prior to the Maturity Date, then Lender shall hold and disburse such Insurance Proceeds, less (x) the cost, if any, to Lender of recovering the Insurance Proceeds including, without limitation, attorneys' fees and expenses, adjusters' fees and fees incurred in Lender's performance of its obligations hereunder, and (y) any Business Income Insurance Proceeds received by Lender (the "NET INSURANCE PROCEEDS"), in the manner hereinafter provided to the Restoration. Notwithstanding anything to the contrary contained herein, if the Net Insurance Proceeds with respect to any one Property shall be equal to or less than the Proceeds Threshold and the costs of completing the Restoration of such Property shall be equal to or less than the Proceeds Threshold, the Net Insurance Proceeds will be disbursed by Lender to Borrower that owns such Property upon receipt provided that no Event of Default currently exists and such Borrower delivers to Lender a written undertaking to commence expeditiously and to complete satisfactorily with due diligence the Restoration in accordance with the terms of this Agreement. In the event that the above conditions for Restoration have not been met, Lender may, at its option, apply the Net Insurance Proceeds to the reduction of the Aggregate Secured Indebtedness in such order as Lender may determine and Lender may declare the entire Obligations (as defined in the Mortgage encumbering such Property) immediately due and payable.

              (c) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, the relevant Borrower shall comply with Lender's Requirements For Restoration as set forth in Section 8.04 below. Upon Lender's receipt of a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements and other evidence reasonably requested by Lender that the Restoration has been completed and the costs thereof have been paid in full (unless otherwise discharged or bonded pursuant to Section 3.09), and satisfactory evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the restored Property and provided that an Event of Default does not currently exist, Lender shall pay any remaining Restoration Funds (as defined in Section 8.04) then held by Lender to the Borrower who completed such Restoration; provided, however, nothing contained herein shall prevent Lender from applying at any time the whole or any part of the Restoration Funds to the curing of any Event of Default.

              (d) In the event that Lender applies all or any portion of the Restoration Funds to repay the unpaid Obligations as provided in this Section 8.02, after payment in full of the Obligations, any remaining Restoration Funds may, at Lender's option, be applied to payment of the other Aggregate Secured Indebtedness. After payment in full of the Aggregate Secured Indebtedness, any remaining Restoration Funds shall be paid to Borrowers.

              (e) Nothing contained herein shall prevent accrual of interest as provided in the applicable Note on any portion of the Obligations to which the Net Insurance Proceeds are to be applied until such time as the Net Insurance Proceeds are actually received by Lender and applied by Lender to reduce the Obligations.

         8.03 Condemnation.

              (a) If any Property or any part thereof is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("CONDEMNATION"), Lender shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("CONDEMNATION PROCEEDS") provided, however, if all of the conditions set forth in subparagraphs (1) and (2) of Section 8.03(b) are met, the Borrower that owns the Property subject to such Condemnation delivers to Lender a written undertaking to commence expeditiously and to complete satisfactorily with due diligence the Restoration in accordance with the terms of this Agreement, and the Net Condemnation Proceeds (as defined below) with respect to any one Property shall be equal to or less than the Proceeds Threshold and the costs of completing the Restoration of such Property shall be equal to or less than the Proceeds Threshold, the Borrower owning such Property shall have the right to commence, appear in and prosecute in its own name any such action or proceeding, to make any compromise or settlement in connection with such Condemnation and to collect the Condemnation Proceeds relating thereto. In all other cases, at its option, Lender shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Borrowers hereby irrevocably constitute and appoint Lender as their attorney in fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

              (b) In the event of any Condemnation of a Property, and regardless of whether Net Condemnation Proceeds are available therefor, the Borrower owning such Property shall commence and diligently pursue to completion the Restoration of the portion of such Property that has not been taken. Borrowers assign to Lender all Condemnation Proceeds which Borrowers are entitled to receive except as provided in Section 8.03(a). In the event of any Condemnation, and provided that (1) an Event of Default does not currently exist, and (2) Lender has determined that (i) its security has not been impaired, (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, and (iii) the Restoration can be completed not less than nine (9) months prior to the Maturity Date, then Lender shall hold and disburse the Condemnation Proceeds, less the cost, if any, to Lender of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "NET CONDEMNATION PROCEEDS"), to the Restoration.

              (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, the Borrower that owns the Property subject to such Condemnation shall comply with Lender's Requirements For Restoration as set forth in Section 8.04 below. Upon such Borrower's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing under the Loan Documents, Lender shall pay any remaining Restoration Funds (as defined in Section 8.04 below) then held by Lender to such Borrower.

              (d) After Restoration of the remaining Improvements, or in the event the conditions precedent for such Restoration are not met, Lender shall have the right to apply the Net Condemnation Proceeds first to the Obligations (as defined in the Mortgage encumbering the Property which is subject to such Condemnation) and then to the other Aggregate Secured Indebtedness, in such manner and such order as Lender in its sole discretion shall determine, without adjustment in the dollar amount of the installments due under the Notes. Nothing contained herein shall prevent the accrual of interest as provided in the Notes on any portion of the Aggregate Secured Indebtedness to which the Net Condemnation Proceeds are to be applied until such Net Condemnation Proceeds are actually received by Lender and so applied to reduce the Aggregate Secured Indebtedness.

         8.04 Requirements for Restoration. Unless otherwise expressly agreed in a writing signed by Lender, the following are the Requirements For Restoration:

              (a) In the event the Net Insurance Proceeds are to be used for the Restoration, the Borrower owning the damaged Property shall, prior to the commencement of any work or services in connection with the Restoration (the "WORK"), deliver or furnish to Lender (i) complete plans and specifications for the Work which (A) have been approved by all governmental authorities whose approval is required, (B) bear the signed approval of an architect satisfactory to Lender (the "ARCHITECT") and (C) are accompanied by Architect's signed estimate of the total estimated cost of the Work which plans and specifications shall be subject to Lender's prior approval (if and when approved, the "APPROVED PLANS AND SPECIFICATIONS");
(ii) the amount of money which, as determined by Lender, will be sufficient when added to the Net Insurance Proceeds, if any, to pay the entire cost of the Restoration (all such money as held by Lender being herein collectively referred to as the "RESTORATION FUNDS"); (iii) copies of all permits and approvals required by law in connection with the commencement and conduct of the Work;
(iv) a contract for construction executed by such Borrower and a contractor reasonably satisfactory to Lender (the "CONTRACTOR") in form, scope and substance reasonably satisfactory to Lender (including a provision for retainage) for performance of the Work; and (v) a surety bond for and/or guarantee of payment for and completion of, the Work, which bond or guarantee shall be (A) in form, scope and substance reasonably satisfactory to Lender, (B) signed by a surety or sureties, or guarantor or guarantors, as the case may be, who are reasonably acceptable to Lender, and (C) in an amount not less than Architect's total estimated cost of completing the Work.

         (b) Said Borrower shall not commence any portion of the Work, other than temporary work to protect the damaged Property or prevent interference with business, until such Borrower shall have complied with the requirements of subparagraph (a) above. After commencing the Work, such Borrower shall perform or cause Contractor to perform the Work diligently and in good faith in accordance with the Approved Plans and Specifications. So long as there does not currently exist an Event of Default under any of the Loan Documents, Lender shall disburse the Restoration Funds in increments to such Borrower, from time to time as the Work progresses, to pay (or reimburse such Borrower for) the costs of the Work, but subject to the following conditions, any of which Lender may waive in its sole discretion:

         (i) Architect or a structural engineer satisfactory to Lender (the "ENGINEER"') shall be in charge of the Work;

         (ii) Lender shall make such payments only upon not less than ten (10) days' prior written notice from Borrower to Lender and such Borrower's delivery to Lender of (A) such Borrower's written request for payment (a "REQUEST FOR PAYMENT") accompanied by a certificate by Architect or Engineer in form, scope and substance satisfactory to Lender which states that all of the Work completed to that date has been done in compliance with the Approved Plans and Specifications and in accordance with all provisions of law, that the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work and that when added to all sums, if any, previously paid out by Lender, the requested amount does not exceed the value of the Work done to the date of such certificate; (B) evidence satisfactory to Lender that there are no mechanic's or similar liens for labor or material supplied in connection with the Work to date or that any such liens have been adequately provided for to Lender's satisfaction; and (C) evidence satisfactory to Lender that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work not completed to date (giving in such reasonable detail as Lender may require an estimate of the cost of such completion). Each Request for Payment shall be accompanied by (x) waivers of liens satisfactory to Lender covering that part of the Work previously paid for, if any, (y) a search prepared by a title company or by other evidence satisfactory to Lender that no mechanic's liens or other liens or instruments for the retention of title in respect of any part of the Work have been filed against the applicable Property and not discharged of record, and (z) an endorsement to Lender's title policy insuring the Lender that no encumbrance exists on or affects the applicable Property other than the Permitted Exceptions;

                  (iii) No Leases affecting ten percent (10%) or more of the damaged Property in the aggregate immediately prior to the damage or destruction shall have been cancelled, nor contain any still exercisable right to cancel, due to such damage or destruction; and

                  (iv) Any Request for Payment after the Restoration has been completed shall also be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Improvements located at the damaged Property legal.

                  (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, the Borrower owning such damaged, destroyed or condemned Property fails to submit to Lender and receive Lender's approval of plans and specifications or fails to deposit with Lender the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Lender, such Borrower fails to commence promptly or diligently continue to completion the Restoration, or (iii) such Borrower becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, then, in addition to all of the rights herein set forth and after five (5) days' written notice of the non fulfillment of one or more of the foregoing conditions, Lender may apply the Restoration Funds then or thereafter held by Lender first to reduce the Obligations and then to reduce the other Aggregate Secured Indebtedness in such order as Lender may determine, and at Lender's option and in its sole discretion, Lender may declare the Obligations immediately due and payable together with the Prepayment Fee.

                                   ARTICLE 9
                          REPRESENTATIONS OF BORROWERS

         9.01 ERISA. Borrowers hereby represent, warrant and agree that; (a) each Borrower is acting on its own behalf and is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(l) of the Internal Revenue Code of 1986, as amended (the "CODE"; each of the foregoing hereinafter referred to collectively as a "PLAN"); (b) each Borrower's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; and (c) no Borrower will be reconstituted as a Plan or as an entity whose assets constitute "plan assets".

         9.02 Non-Relationship. No partner, member or shareholder of any Borrower is (a) a director or officer of Lender, (b) a parent, son or daughter of a director or officer of Lender, or (c) a spouse of a director or officer of Lender.

         9.03 No Adverse Change. Borrowers represent and warrant that.

              (a) There has been no material adverse change from the conditions shown in the Application or in the materials submitted in connection with the Application in the credit rating or financial condition of Borrowers, the general partners, shareholders or members of Borrowers or any entities which are general partners, shareholders or members of any Borrower, respectively as the case may be (collectively, "BORROWERS' CONSTITUENTS").

              (b) Borrowers have delivered to Lender true and correct copies of all Borrowers' organizational documents and except as expressly approved by Lender in writing, there have been no changes in Borrowers' Constituents since the date that the Application was executed by kramont

              (c) None of Borrowers, nor any of the Borrowers' Constituents, is involved as a debtor in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Borrowers, no such proceeding is contemplated or threatened.

         9.04 FIRPTA. Borrowers certify that neither Borrowers nor any partner, shareholder or member of any Borrower is, and no legal or beneficial interest in a partner member or shareholder of any Borrower is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986.

         9.05 Authority. The parties executing the Loan Documents and the Indemnity Agreements on behalf of Borrowers have the legal capacity and authority to execute said documents.

         9.06 Purpose of Loan. The Aggregate Secured Indebtedness was obtained solely for the purpose of carrying on or acquiring a business or for commercial investment.

                                   ARTICLE 10
                            EXCULPATION AND LIABILITY

         10.01 Liability of Borrowers.

              (a) Notwithstanding anything to the contrary contained in this Agreement, the Notes or in any of the other Loan Documents, but without in any manner releasing, impairing or otherwise affecting this Agreement, the Notes or any of the other Loan Documents, or the validity hereof or thereof, or the liens of the Mortgages, except as expressly set forth in this Section 10.01, the liability of Borrowers shall be limited to and satisfied out of the Properties, the Leases, Rents and Profits and all other collateral assigned or pledged to Lender pursuant to any of the Loan Documents, and Lender will not enforce a deficiency judgment against Borrowers. Notwithstanding any of the foregoing, nothing contained in this Section 10.01, shall be deemed to prejudice the rights of Lender to proceed against any entity or person whatsoever, including any Borrower and the general partner, shareholders or members of any Borrower and/or any Liable Party, (i) to enforce any leases entered into by a Borrower or its affiliates as tenant, guarantees, or other agreements entered into by a Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any condemnation proceeds or insurance proceeds or other similar funds which have been misapplied by a Borrower or which, under the terms of the Loan Documents, should have been paid to Lender;
(iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to a Borrower that are part of the collateral for the Aggregate Secured Indebtedness or prepaid rents for a period of more than thirty
(30) days which have not been delivered to Lender; (v) to recover Rents and Profits received by a Borrower after the first day of the month in which an Event of Default occurs and prior to the date Lender acquires title to the Properties which have not been applied to the

Aggregate Secured Indebtedness or in accordance with the Loan Documents to operating and maintenance expenses of the Properties; (vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Agreement pertaining to Hazardous Materials or the Indemnity Agreements; (vii) to recover all amounts due and payable pursuant to Sections 14.14 and 14.15 and any amounts expended by Lender in connection with the foreclosure of the Mortgages; (viii) to recover damages arising from any Borrower's failure to comply with Section 9.01; and/or (ix) to recover damages arising from any Borrower's failure to pay when due any Imposition or Premium at any time when such Borrower is not required to make escrow deposits pursuant to Section 3.05. Borrowers shall be personally liable for Borrowers' obligations arising in connection with the matters set forth in the foregoing clauses (i) to (ix) inclusive.

          (b) The limitation of liability set forth in this Section 10.01 shall not apply and the Aggregate Secured Indebtedness shall be fully recourse in the event that (i) a Borrower commences a voluntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding is commenced against a Borrower and is not dismissed within 90 days of filing, or (ii) there is a Transfer or a Secondary Financing, except as permitted by the Loan Documents or as otherwise approved by Lender in writing. In addition, this agreement shall not waive any rights which Lender would have under any provisions of the Bankruptcy Code to file a claim for the full amount of the Aggregate Secured Indebtedness or to require that the Property shall continue to secure all of the Aggregate Secured Indebtedness (subject to the limitations set forth in Section 7.06 of the New York Mortgages).

         10.02 Liability of Trustees, Officers or Shareholders. This Agreement and all documents, agreements, understanding and arrangements relating to the transactions contemplated hereby have been executed by the undersigned in his capacity as an officer of the managing member or general partner of Borrowers, which are indirect subsidiaries of the Trust which has been formed as a Maryland Real Estate Investment Trust pursuant to a Declaration of Trust of Kramont Realty Trust dated November 12, 1999, or in his capacity as an officer of the Trust, and not individually. None of the trustees, officers or shareholders of the Trust shall be bound or have any personal liability hereunder or thereunder. Under no circumstances shall any party be entitled to seek recourse or commence any action against any of the trustees, officers or shareholders of the Trust or any of their personal assets for the performance or payment of any obligation hereunder.

                                   ARTICLE 11
                  CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

         11.01 Conveyance of Property, Change in Ownership and Composition.

              (a) Other than as set forth in Sections 11.01(b), 11.01(c) and 11.01(d), Borrowers shall not, without the prior written consent of Lender in its sole discretion (i) create, effect, consent to, suffer to exist or permit any direct or indirect conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of any Property, or any part thereof or interest therein (excepting equipment and incidental personal property which is sold and thereafter replaced with personal property of relatively equal or greater value which performs a similar function); (ii) cause or permit any conveyance, transfer, pledge or encumbrance of any direct or indirect interest in any Borrower or in any entity comprising any

Borrower; (iii) cause or permit any change in any of the partners, shareholders, members of beneficiaries of any Borrower or the individuals or entities comprising such partners, shareholders or members from those existing on the date hereof; or (iv) cause or permit any merger, reorganization, dissolution or other change in the ownership structure of any Borrower or any entity comprising any Borrower (collectively "TRANSFERS"); provided, however, Transfer shall not include any Permitted Ownership Structure Transfer or Permitted Property Transfer (collectively "PERMITTED TRANSFERS").

              (b) As used herein, "PERMITTED OWNERSHIP STRUCTURE TRANSFER" shall mean any of (i) transfers of direct or indirect interests in a Borrower as a result of the death of a natural person who is a partner, shareholder or member of such Borrower or any entity comprising such Borrower, or in connection with estate planning of a natural person who is a partner, shareholder or member of a Borrower or the constituent entities owning, directly or indirectly, interests in such Borrower, to the spouse, son or daughter of such natural person or descendant of such son or daughter, or to a stepson or stepdaughter of such natural person or descendant of such stepson or stepdaughter; or (ii) transfers of the shares or stock of the Trust or operating partnership units relating to the limited partnership interests of Kramont; provided that (A) the Trust is a publicly-traded company listed on a national stock exchange and (B) at all times the Trust maintains effective management and legal control over the Borrower and the Properties. Any acquisition or merger of, or other change in control involving, the Trust shall be deemed a Permitted Ownership Structure Transfer if (x) following such acquisition, merger or change in control the surviving legal entity has a net worth at least equal to that of the Trust immediately prior to such acquisition, merger or change in control, and (y) Lender is given notice of such acquisition, merger or change in control within five (5) business days after the occurrence thereof.

              (c) Notwithstanding anything to the contrary contained in this
Article 11, Lender shall consent to a one time sale, conveyance or transfer of the Properties in their entirety (hereinafter, "PERMITTED PROPERTY TRANSFER") at any time after July 1, 2005, provided that each of the following terms and conditions are satisfied:

              (1) No Event of Default is then continuing hereunder or under any of the other Loan Documents, the Indemnity Agreements or the Liable Parties Guaranties;

              (2) Borrowers shall have given Lender written notice ("PROPERTY TRANSFER NOTICE") of the terms of such prospective Permitted Property Transfer not less than thirty (30) days before the date on which such Permitted Property Transfer is scheduled to close and, concurrently therewith, gives Lender all such information concerning the proposed transferee of the Property (hereinafter, "TRANSFEREE") as Lender would require in evaluating an initial extension of credit to a borrower;

              (3) Lender shall have the right to approve or disapprove the proposed Transferee, which approval shall not be unreasonably withheld, conditioned or delayed;

              (4) All of the Properties are simultaneously conveyed to the Transferee or an affiliate of the Transferee reasonably acceptable to Lender;

              (5) The Transferee shall be able to make the representations set forth in Sections 9.01, 9.02 and 9.04 hereof;

              (6) The Transferee (or its principals) shall (A) have a total market capitalization of not less than $700,000,000.00, and
                   (B) have experience in the ownership, management and leasing of properties similar to the Properties;

              (7) The Aggregate Net Cash Flow from the Properties for the twelve (12) month period ending on the last day of the calendar month immediately preceding the date on which the Property Transfer Notice is delivered (the "TRANSFER MEASURING PERIOD"), as determined by Lender, shall be not less than 1.60 times the annual aggregate debt service payments due with respect to the Loans during the Transfer Measuring Period (including, without limitation, principal and interest) and Borrowers shall have delivered to Lender operating statements for the Transfer Measuring Period. For the purposes of this Agreement, "AGGREGATE NET CASH FLOW" shall mean (i) the total gross income from the Properties for the Transfer Measuring Period less (ii) all operating expenses of the Properties during the Transfer Measuring Period (ie., expenses directly attributable to the operation, repair .and/or maintenance of the Properties, including, without limitation, Impositions, Premiums and management fees but excluding debt service payments, capital expenditures, vacancy allowances, income taxes of Borrowers and any non-cash charges or expenses such as depreciation);

              (8) The ratio of (A) the then outstanding aggregate principal amounts of the Loans to (B) the aggregate fair market values of the Properties is not greater than 70%, and Borrowers shall have delivered to Lender appraisals of the Properties reasonably satisfactory to Lender from an appraiser reasonably satisfactory to Lender confirming such loan to value ratio;

              (9) Concurrently with the closing of the Permitted Property Transfer, Borrowers or Transferee shall pay to Lender a non-refundable assumption fee in an amount equal to one percent (1%) of the then outstanding principal amount of the Loans;

              (10) Transferee shall expressly assume in writing the Loan
                   Documents and the Indemnity Agreements in an instrument satisfactory to Lender and one or more additional individuals or entities acceptable to Lender shall execute guaranties in the form of the Liable Parties Guaranties and indemnities in the form of the Indemnity Agreements, each with respect to events arising or occurring from and after the date of the Permitted Property Transfer (whereupon Liable Parties and Borrowers shall be released as to all obligations with respect to events arising or occurring from and after the date of the Permitted Property Transfer);

              (11) Borrowers or Transferee shall pay all reasonable costs and expenses incurred by Leader in connection with the Permitted Property Transfer, including, without limitation, documentation costs and reasonable attorneys' fees;

              (12) Borrowers or Transferee shall deliver to Lender, without any cost or expense to Lender, an endorsement to Lender's title insurance policies insuring the liens of the Mortgages, in form and substance reasonably satisfactory to Lender, extending the effective date of such policy to the date of execution and delivery of the assumption agreement referenced above in subparagraph (10) of this Section, with no additional exceptions added to such policy other than the Permitted Exceptions, and insuring that fee simple title to the Properties is vested in Transferee;

              (13) Borrowers or Transferee shall deliver to Lender, without any cost or expense to Lender, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Permitted Property Transfer, evidencing compliance by Transferee with the provisions of
                   Article 4;

              (14) Borrowers shall execute and deliver to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Permitted Property Transfer, which agreement shall be in form and substance reasonably satisfactory to Lender and shell be binding upon the Transferee; and

              (15) If there are any Securities issued with respect to the
                   Aggregate Secured Indebtedness which have been assigned a rating by a Rating Agency, Lender shall have received confirmation from such Rating Agency that assumption of the Aggregate Secured Indebtedness by Transferee will not result in an adverse change in the rating of the Securities.

        No Permitted Property Transfer shall release Borrowers or Liable Parties from their obligations under the Loan Documents, the Indemnity Agreements or the Liable Parties Guaranties for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Permitted Property Transfer. Upon request, Borrowers and Liable Parties shall execute, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of said obligations. Upon request, Lender shall execute and deliver to Borrowers and Liable Parties, without any cost or expense to Lender, a release of Borrowers and Liable Parties from all claims and liability arising under the Loan Documents, the Indemnity Agreements and the Liable Parties Guaranties after the date of the Permitted Property Transfer

        (d) Notwithstanding anything to the contrary contained in this Article 11, Borrower may cause the release of up to four (4) of the Properties from the liens of the Mortgages encumbering such Properties and the other Loan Documents upon the substitution of replacement properties (each, a "PERMITTED PROPERTY SUBSTITUTION"), provided that each of the following terms and conditions are satisfied with respect to each Permitted Property Substitution:

              (1) No Event of Default is then continuing hereunder or under any of the other Loan Documents, the Indemnity Agreements or the Liable Parties Guaranties;

              (2) The Property to be released (the "RELEASE PROPERTY") and the property to be substituted for such Release Property (any such substituted property, a "REPLACEMENT PROPERTY") are owned by the same Borrower or another subsidiary of the Trust;

              (3) Such Borrower shall have given Lender written notice ("SUBSTITUTION NOTICE") of the terms of such prospective Permitted Property Substitution not less than sixty (60) days before the date on which such Permitted Property Substitution is scheduled to close and, concurrently therewith, gives Lender all such information concerning the proposed Replacement Property as Lender would require in evaluating an initial extension of a loan secured by such Replacement Property and pays to Lender a processing fee of $15,000.00;

              (4) The Replacement Property shall be another shopping center of a similar age, similar building construction design and quality, and with similar quality tenants and parking capacity as the Release Property;

              (5) The fair market value of the Replacement Property (as determined by an appraiser approved by Lender prior to the appraisals of the Replacement Property and the Release Property) is not less than the fair market value of the Release Property at the time of such substitution;

              (6) The Net Cash Flow from the Replacement Property for the twelve (12) month period ending on the last day of the calendar month immediately preceding the date on which the Substitution Notice is delivered (the "SUBSTITUTION MEASURING PERIOD"), as determined by Lender, shall be not less than
                   1.60 times the Substitution Measuring Period Debt Service Payments and such Borrower shall have delivered to Lender operating statements for the Substitution Measuring Period. For the purposes of this Agreement, "NET CASH FLOW" shall mean (i) the total gross income from the Replacement Property for the Substitution Measuring Period less (ii) all operating expenses of me Replacement Property during the Substitution Measuring Period (i.e., expenses directly attributable to the operation, repair and/or maintenance of the Replacement Property, including, without limitation, Impositions, Premiums and management fees but excluding Substitution Measuring Period Debt Service Payments, capital expenditures, vacancy allowances, income taxes of Borrower and any non-cash charges or expenses such as depreciation) and "SUBSTITUTION MEASURING PERIOD DEBT SERVICE PAYMENTS" shall mean the annual aggregate debt service payments due during the Substitution Measuring period with respect to the indebtedness evidenced by the Note defined as the Obligations under the Mortgage encumbering the Release Property (including, without limitation, principal and interest);

              (7) The Replacement Property shall not be a leasehold estate or a condominium property;

              (8) Such Borrower shall be responsible for payment of all fees, costs, and expenses incurred by Lender and/or Borrower in connection with the substitution of the Replacement Property for the Release Property, including without limitation all survey costs, costs of inspections and reports required in connection therewith, appraisal fees, brokerage commissions, title charges, title insurance premiums, recording charges, architect's, engineer's, environmental consultant's and reasonable attorney's fees and expenses, and reasonable travel expenses of Lender's Architectural and Engineering Services employees;

              (9) Such Borrower executes and delivers to Lender such amendments to this Agreement, the applicable Mortgage, Loan Documents, Indemnity Agreement and Liable Parties Guaranty and such other documents as Lender deems reasonably necessary to spread the lien of the relevant Mortgage to the Replacement Property;

              (10) Such Borrower delivers to Lender, without any cost or expense to Lender, an endorsement to Lender's title insurance policy insuring that the lien of the relevant Mortgage encumbers the Replacement Property, in form and substance reasonably satisfactory to Lender, extending the effective date of such policy to the date of Permitted Property Substitution, with no liens, encumbrances or other exceptions affecting title which are not reasonably satisfactory to Lender, and insuring that fee simple title to the Replacement Property is vested in such Borrower;

              (11) Such Borrower delivers to Lender, without any cost or expense to Lender, hazard and other insurance endorsements or certificates, evidencing compliance with the provisions of
                   Article 4; and

              (12) All of the conditions of the Application which would have been required to be met with respect to the Replacement Property if the Replacement Property had been one of the original properties constituting the collateral for the Aggregate Secured Indebtedness shall be fulfilled to the satisfaction of Lender with respect to the Replacement Property as of the date of substitution; and

         11.02 Prohibition on Subordinate Financing. Borrowers shall not incur or permit the incurring of (a) any financing in addition to the Aggregate Secured Indebtedness that is secured by a lien, security interest or other encumbrance of any part of the Properties or (b) any pledge or encumbrance of a partnership, member or shareholder or beneficial interest in any Borrower (individually or collectively, a "SECONDARY FINANCING").

         11.03 Statements Regarding Ownership. Borrowers agree to submit or cause to be submitted to Lender within forty-five (45) days after December 31st of each calendar year during the term of the Loans and thirty (30) business days after any written request by Lender (but not more than twice during any calendar year), a sworn, notarized certificate, signed by authorized members, partners or officers of Borrowers, as the case may be, stating whether (x) any part of the Properties., or any interest in any of the Properties, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any interest in a Borrower or any entity comprising a Borrower has been made, and if so, to whom; or (z) there has been any change in the shareholders, partners or members of a Borrower or the individuals or entities comprising such shareholders, partners or members of a Borrower from those on the Execution Date, and if so, a description of such change or changes.

         11.04 Continuation of Existence. Each Borrower covenants that it shall not; (a) file or consent to a petition pursuant to applicable bankruptcy, insolvency, liquidation or reorganization statutes, or make an assignment for benefit of creditors without the unanimous consent of its partners or members or shareholders, as applicable; (b) dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets except as permitted hereunder; or (c) materially modify, amend or revise its organizational documents without Lender's prior written consent

         11.05 Managing Agent The Properties shall at all times be managed on Borrowers' behalf in a competent and professional manner appropriate as first-class shopping centers for the Use by a prominent professional managing agent. Prior to engaging such managing agent or executing a management agreement, such managing agent and management agreement shall be subject to approval by Lender, in its sole and absolute discretion, it being understood that Kramont is hereby approved by Lender as managing agent for the Properties and the management agreement in existence on the date hereof with Kramont, which Borrowers represent they have delivered to Lender a true, correct and complete copy of, is hereby approved by Lender, subject to the terms of the Subordination of Management Agreement of even date herewith between Lender and Kramont; provided that the terms and conditions of any subsequent management agreement between Kramont and Borrowers or any amendment or modification of any management agreement between Kramont and Borrower and any compensation of Kramont with respect to its services performed at or in connection with the Properties (other than an extension of the existing management agreement or the expansion of the existing management agreement to include additional properties owned by Borrowers or affiliates of Borrowers for compensation which is no greater, and on terms and conditions no less favorable to Borrowers, than those contained in the existing management agreement) are subject to approval by Lender in its sole and absolute discretion. As a condition to its retention as managing agent, each managing agent shall be required to execute and deliver to Leader an agreement that all fees due such managing agent are subordinate to all amounts due to Lender

                                   ARTICLE 12
                             DEFAULTS AND REMEDIES

         12.01 Events Of Default. Any of the following shall be deemed to be a material breach of Borrowers' covenants in this Agreement and shall constitute an event of default hereunder ("EVENT OF DEFAULT"):

              (a) The failure of any Borrower to pay (i) any installment of principal, interest or principal and interest or any required escrow deposit within seven (7) days of the due date of such payment or (ii) any other sum. required to be paid under any Loan Document, whether to Lender or otherwise, within seven (7) days after receipt of notice of such failure, provided that Borrowers will not be entitled to such notice more than once during any twelve
(12) month period;

              (b) The filing by any Borrower or any Liable Party of a voluntary petition or application for relief in bankruptcy, the filing against any Borrower of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or any Borrower's or any Liable Party's adjudication as a bankrupt or insolvent, or the filing by any Borrower or any Liable Party of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or any Borrower's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of such Borrower or of all or any substantial part of any of the Properties or of any or all of the Rents and Profits, or the making of any general assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as they become due;

              (c) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of this Agreement or the other Loan Documents by any Borrower, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading as of the date made;

              (d) If any Borrower shall suffer or permit any Property, or any part of any Property, to be used in a manner that might (1) impair such Borrower's title to such Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of such Property;

              (e) If Liable Parties shall default under any of the Liable Parties Guaranties executed by Liable Parties in favor of Lender;

              (f) There is a Transfer or Secondary Financing, except as permitted by the Loan Documents or as otherwise approved by Lender in writing; or

              (g) The failure of any Borrower to perform or observe any other non-monetary term, provision, covenant, condition or agreement under this Agreement or any other Loan Document other than Sections 12.01(a)-(f), for a period of more than thirty (30) days after receipt of notice of such failure (unless there is a specific shorter or longer grace period provided in this Agreement or the Loan Documents); provided, however, that if such failure is of a nature that it cannot be cured within thirty (30) days, such Borrower shall have such longer period of time as shall be reasonably necessary for such Borrower to cure such default, not to exceed thirty (30) additional days, provided that such Borrower commences the curing thereof within such thirty (30) day period and thereafter diligently prosecutes such cure to completion, and provided further that Lender determines, in the exercise of its good faith discretion, that there will be no deterioration or impairment of any of the Properties or other security for the Aggregate Secured Indebtedness during such longer period of time.

         12.02 Remedies Upon Default. If an Event of Default occurs, Lender may, at its option, and without prior notice or demand, do and hereby is authorized and empowered by Borrowers so to do, any or all of the following:

              (a) Acceleration. Lender may declare the entire unpaid principal balance of the Loans to be immediately due and payable.

              (b) Recovery of Unpaid Sums. Lender may, from time to time, take legal action to recover any sums as the same become due, without regard to whether or not the Loans shall be accelerated and without prejudice to Lender's right thereafter to accelerate the Loans or exercise any other remedy, if such sums remain uncollected.

              (c) Foreclosure. Lender may institute proceedings, judicial or otherwise, for the complete or partial foreclosure of the Mortgages or the complete or partial sale of one or more of the Properties under power of sale or under any applicable provision of law. In connection with any such proceeding, Lender may sell each Property as an entirety or in parcels or units and at such times and place (at one or more sales) and upon such terms as it may deem expedient unless prohibited by law from so acting.

              (d) Entry. Lender may enter into possession of the Properties, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Lender, in Lender's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Properties and fees and costs of counsel and receivers, and in reduction of the Aggregate Secured Indebtedness.

              (e) Receivership. Lender may have a receiver appointed to enter into possession of the Properties, lease the Properties, collect the Rents and Profits and apply them as the appropriate court may direct. Lender shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Borrowers or any Liable Parties. Borrowers and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Lender or any receiver shall not affect or cure any Event of Default

              (f) Apply Funds in Reserve Accounts. Lender may apply any funds then held in escrow or reserve by Lender under the Loan Documents (including without limitation

Restoration Funds) as a credit on the Loans, in such priority and proportion as Lender deems appropriate.

              (g) Insurance Policies. Lender may surrender any or all insurance policies maintained as required by this Agreement, collect the unearned Premiums and apply such sums as a credit on the Loans, in such priority and proportion as Lender deems appropriate. Borrowers hereby appoint Lender their attomey-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loans are paid and the Mortgages discharged of record, with Borrowers hereby ratifying all that said attorney shall do by virtue thereof) to surrender such insurance policies and collect such Premiums.

         12.03 Application of Proceeds of Sale. In the event of a sale of any of the Properties pursuant to Section 12.02, to the extent permitted by law, the Lender shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Aggregate Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Aggregate Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

         12.4 Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets.

              (a) Borrowers acknowledge that Lender has made the Loans to Borrowers upon the security of its collective interest in the Properties and in reliance upon The aggregate of the Properties taken together being of greater value as collateral security than the sum of each Property taken separately. Borrowers agree that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages; (ii) an Event of Default under any of the Notes or this Agreement shall constitute an Event of Default under each Mortgage; (iii) subject to
Section 7.06 of the New York Mortgages, each Mortgage shall constitute security for the Notes as if a single blanket lien were placed on all of the Properties as security for the Notes; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance,

              (b) To the fullest extent permitted by law, Borrowers, for themselves and their successors and assigns, waive all rights to a marshalling of the assets of Borrowers, Borrowers' partners and others with interests in Borrowers, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agree not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Aggregate Secured Indebtedness without any prior or different resort for collection or of the right of Lender to the payment of the Aggregate Secured Indebtedness out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrowers, for themselves and their successors and assigns, waive in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrowers which would require the separate sale of the Properties or require Lender to exhaust its remedies against any one Property or any combination of the Properties before proceeding against any other Property or combination of the Properties; and further in the event of such foreclosure Borrowers do hereby expressly consent to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.

                                   ARTICLE 13
                   BORROWERS AGREEMENTS AND FURTHER ASSURANCES

         13.01 Participation and Sale of Loan.

              (a) Lender may (at no cost to Borrowers) sell, transfer or assign its entire interest or one or more participation interests in the Aggregate Secured Indebtedness, the Loan Documents, the Indemnity Agreements and the Liable Parties Guaranties, at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Aggregate Secured Indebtedness, and may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in the Aggregate Secured Indebtedness in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "INVESTOR"), any prospective Investor or any Rating Agency rating or assigning value to such Securities, all documents and information which Lender now has or may hereafter acquire relating to the Aggregate Secured Indebtedness and to Borrowers or any Liable Parties and the Properties, whether furnished by Borrowers, any Liable Parties or otherwise, as Lender determines necessary or desirable.

              (b) Borrowers (at no cost to Borrowers) will cooperate with the Lender and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as the Lender may reasonably request in connection with any such transaction. In addition, Borrower's acknowledge that Lender may release or disclose to potential purchasers or transferees of the Aggregate Secured Indebtedness, or potential participants in the Aggregate Secured Indebtedness, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, leases, rent rolls, and all other materials, documents and information in Lender's possession or which Lender is entitled to receive under the Loan Documents, with respect to the Aggregate Secured Indebtedness, Borrowers, Liable Parties or the Properties. Borrowers shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Properties, the Leases, the financial condition of Borrowers or any Liable Parties as may be requested by Lender, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest. Borrowers and Liable Parties (at no cost to themselves) shall provide estoppel certificates and any other documents to such Investor, such prospective Investors and/or such Rating Agency as may reasonably be required by Lender.

         13.02 Replacement of Note. Upon notice to any Borrower of the loss, theft, destruction or mutilation of any Note executed by such Borrower and delivery of an affidavit from Lender certifying as to the same, such Borrower will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to such Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the original Note shall refer to the replacement note.

         13.03 Borrower's Estoppel. Within ten (10) days after a request by Lender (but not more often than twice in any calendar year), each Borrower shall furnish an acknowledged written statement in form reasonably satisfactory to Lender (a) setting forth the amount of each Aggregate Note Indebtedness, (b) stating either that no offsets or defenses exist against such Aggregate Note Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (c) stating whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (d) any other matters as Lender may reasonably request. If a Borrower does not furnish an estoppel certificate within the 10-day period, such Borrower appoints Lender as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

         13.04 Further Assurances. Borrowers shall, without expense to Lender, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Lender shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Lender the Properties and rights conveyed or assigned by this Agreement or which Borrowers may become bound to convey or assign to Lender, or for carrying out the intention of this Agreement or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording the Mortgages. If Borrowers fail to comply with the terms of this Section, Lender may, at Borrowers' expense, perform Borrowers' obligations for and in the name of Borrowers, and Borrowers hereby irrevocably appoint Lender as their attorney in fact to do so. The appointment of Lender as attorney-in-fact is coupled with an interest

         13.05 Subrogation. Lender shall be subrogated to the lien of any and all encumbrances against the Properties paid out of the proceeds of the Loans and to all of the rights of the recipient of such payment.

                                   ARTICLE 14
                             MISCELLANEOUS COVENANTS

         14.01 No Waiver. No single or partial exercise by Lender, or delay or omission in the exercise by Lender, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Lender shall at all times have the right to proceed against any portion of, or interest in, any of the Properties without waiving any other rights or remedies with respect to any other portion of the Properties. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

         14.02 Notices.

              (a) All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Agreement shall be in writing.

              (b) All insurance binders, policies, endorsements, certificates, cancellation notices and correspondence relating to insurance are to be sent to:

                  Metropolitan Life Insurance Company
                  One MetLife Plaza
                  27-01 Queens Plaza North
                  Long Island City, New York 11101
                  Arttn: Risk Management Unit, Area: 7CX

              (c) All notices or requests for approval pursuant to Section 6.06(e) shall be given in accordance with Section 6.06(e)).

              (d) All other notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth below (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service:

         If to Lender:

                                  Metropolitan Life Insurance Company,
                                  10 Park Avenue
                                  Morristown, New Jersey 07960
                                  Attention: Senior Vice President
                                  Real Estate Investments

         and:                     Metropolitan Life Insurance Company
                                  10 Park Avenue
                                  Morristown, New Jersey 07960
                                  Attention: Chief Counsel
                                  Real Estate Investments

         If to Borrowers:

                                   580 West Germantown Pike, Suite 200
                                   Plymouth Meeting, Pennsylvania 19462
                                   Attention: Chief Financial Officer

         14.03 Heirs and Assigns. This Agreement applies to Lender and Borrowers, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Borrower" shall include both the original Borrower and any subsequent owner or owners of any of the Property.

         14.04 Severability. If any provision of this Agreement should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Agreement except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Lender may, at its option, declare the Aggregate Secured Indebtedness immediately due and payable.

         14.05 Applicable Law. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOANS WERE MADE BY LENDER AND ACCEPTED BY BORROWERS IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOANS DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         14.06 Captions. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Agreement.

         14.07 Time of the Essence. Time shall be of the essence with respect to all of Borrowers' obligations under this Agreement and the other Loan Documents.

         14.08 No Modifications. This Agreement may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Borrower and Lender.

         14.09 Entire Agreement. This Agreement, the Mortgages, the Notes, the other Loan Documents, the Liable Parties Guaranties and the Indemnity Agreements constitute the entire agreement between Borrowers and Lender with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

         14.10 Credits On Account Of The Secured Indebtedness. Borrowers shall not claim or demand or be entitled to any credit on account of the Aggregate Secured Indebtedness for any part of the taxes paid (or payments in lieu of taxes) with respect to the Properties or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Properties, or any part thereof, by reason of this Agreement or the Mortgages.

         14.11 Consent to Jurisdiction. Borrowers hereby irrevocably consent to the jurisdiction of the State of New York and to the jurisdiction of the .United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement or any other Loan Document, or the subject matter hereof or thereof. Borrowers hereby waive, and agree not to assert, any such suit, action or proceeding any claim that they is not personally subject to such jurisdiction, or any right to remove an action brought in State to Federal Court, or any claim that such suit, action or proceeding is in an inconvenient forum or that the venue thereof is improper. Borrowers agree that service in any such action, whether or not in either such jurisdiction, may be effected by means in accordance with the provisions of Section 14.02 above or by any other means of service allowed by law.

         14.12 Waiver, Of Jury Trial. To the fullest extent permitted by law, Borrowers and Lender HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, this Agreement, the Notes, the Mortgages or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. No party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

         14.13 Lender's Right to Perform Borrowers' Obligations. Borrowers agree that, if any Borrower fails to perform any act or to pay any money which such Borrower is required to perform or pay under the Loan Documents beyond any applicable notice and cure period set forth in the Loan Documents, Lender may (but shall have no obligation to) make the payment or perform the act at the cost and expense of such Borrower and in such Borrower's name or in its own name. Borrowers hereby constitute Lender (or any officer or agent of Lender) as Borrowers' true and lawful attorney-in-fact to make any such payments or otherwise perform Borrowers' obligations hereunder and Borrowers hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney is coupled with an interest and is irrevocable. Any money paid by Lender under this Section 14.13 shall be reimbursed to Lender in accordance with Section 14.14.

         14.14 Lender Reimbursement. All payments made or funds expended or advanced by Lender pursuant to the provisions of any Loan Document (except those which have been reimbursed by Borrowers to Lender), shall (a) become a part of the Aggregate Secured

Indebtedness, (b) bear interest at the Interest Rate from the date such payments are made or funds expended or advanced, (c) become due and payable by Borrowers upon demand by Lender, (d) with respect to any protective advances made by Lender or payments made or funds expended or advanced by Lender following any Borrower's failure to take any action or make any payment (other than payments of principal and interest) required herein or under the other Loan Documents, bear interest at the Default Rate from the date of such demand; and (e) with respect to other payments made or funds expended or advanced by Lender, bear interest at the Default Rate from the date which is ten (10) days after the date of such demand. Failure to reimburse Lender upon such demand shall constitute an Event of Default under Section 12.01 (a) hereof.

         14.15 Fees and Expenses. If Lender becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Borrowers, the Properties or the title thereto or Lender's interest under this Agreement or the other Loan Documents, or employs an attorney to collect any of the Aggregate Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Borrowers shall reimburse Lender in accordance with Section 14.14 for all expenses, costs, charges and legal fees incurred by Lender (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced.

         14.16 Waiver of Consequential Damages. Borrowers covenant and agree that in no event shall Lender be liable for consequential damages and, to the fullest extent permitted by law, Borrowers expressly waive all existing and future claims that they may have against Lender for consequential damages.

         14.17 Waiver of Bankruptcy Stay. Subject to the Bankruptcy Code, Borrowers agree that, in the event that any Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the Bankruptcy Code, (ii) File any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy or insolvency, or (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, Lender shall thereupon be entitled and the Borrowers irrevocably consent to immediate and unconditional relief from any automatic stay imposed by
Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender as provided for herein, in the Notes, other Loan Documents delivered in connection herewith and as otherwise provided by law, and the Borrowers irrevocably waive any right to object to such relief and will not contest any motion by the Lender seeking relief from the automatic stay and Borrowers will cooperate with the Lender, in any manner requested by the Lender, in its efforts to obtain relief from any such stay or other prohibition.

         14.18 No Joint Venture; No Third Party Beneficiaries. Borrowers and Lender intend that the relationships created hereunder and under each of the other Loan Documents are solely those of borrower and lender. Nothing herein or in any of the other Loan Documents is intended to create, nor shall it be construed as creating anything but a debtor-creditor relationship between Borrowers and Lender nor shall they be deemed to confer on anyone other than Lender, and its successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.

         14.19 Joint and Several Obligations. If Borrower consists of more than one party, each shall be jointly and severally liable to perform the obligations of Borrowers under the Loan Documents.

         14.20 Duplicate Originals; Counterparts. This Agreement and each of the other Loan Documents may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement and each of the other Loan Documents (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.

        IN WITNESS WHEREOF, Lender and Borrowers hereby sign, seal and deliver this Loan Agreement.

LENDER                                          BORROWERS

METROPOLITAN LIFE                     KRT PROPERTY HOLDINGS LLC,
INSURANCE COMPANY                     a Delaware limited liability company

                                      BY:     KRT Property Holdings Manager LLC,
                                              its managing member

By: /s/ David V. Politano                     By:_____________________________
    ----------------------------                  Name: Louis P. Meshon, Sr.
Name:  DAVID V. POLITANO                          Title: President
Title: DIRECTOR

                                      LILAC DE LLC, a Delaware limited liability company

                                      By: Lilac DE Manager LLC, is managing
                                          member

                                             By:____________________________
                                                 Name: Louis P. Meshon, Sr.
                                                 Title: President

                                      KR COLLEGETOWN LLC, a Delaware limited
                                      liability company

                                      By:KR Collegetown Manager LLC, its
                                      managing member

                                             By: ___________________________
                                                 Name: Louis P. Meshon. Rr.

        IN WITNESS WHEREOF, Lender and Borrowers hereby sign, seal and deliver this Loan Agreement.

LENDER                                              BORROWERS

METROPOLITAN LIFE                    KRT PROPERTY HOLDINGS LLC,
INSURANCE COMPANY                    a Delaware limited liability company

                                     By: KRT Property Holdings Manager LLC, its
                                         managing member

By: _________________________            By: /s/ Louis P. Meshon, Sr.
    Name:                                    ---------------------------
    Title:                                   Name: Louis P. Meshon, Sr,
                                             Title: President

                                      LILAC DE LLC, a Delaware limited liability company

                                      By: Lilac DE Manager LLC, its managing
                                          member

                                          By: /s/ Louis P. Meshon, Sr.
                                              ---------------------------
                                              Name: Louis P. Meshon, Sr.
                                              Title: President

                                      KR COLLEGETOWN LLC, a Delaware limited
                                      liability company

                                      By: KR Collegetown Manager LLC, its
                                      managing member

                                          By: /s/ Louis P. Meshon, Sr.
                                              ---------------------------
                                              Name: Louis P. Meshon, ST.
                                              Title; President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                  FOX RUN, LIMITED PARTNERSHIP, an
                                  Alabama limited partnership

                                  By: KR Fox Run GP LLC, its general partner

                                      By: /s/ Louis P. Meshon, Sr.
                                          ----------------------------------
                                          Name: Louis P. Meshon, Sr.
                                          Title: President

                                  KR STREET ASSOCIATES, L.P., a
                                  Pennsylvania limited partnership

                                  By: KR Street Associates GP LLC, its
                                      general partner

                                      By: /s/ Louis P. Meshon, Sr.
                                          ----------------------------------
                                          Name: Louis P. Meshon, Sr.
                                          Title: President

                                  KRAMONT OPERATING PARTNERSHIP,
                                  L.P., a Delaware limited partnership

                                  By: Kramont Realty Trust, its general partner

                                      By:  /s/ Louis P. Meshon, Sr.
                                           ---------------------------------
                                           Name: Louis P. Meshon, Sr.
                                           Title: President

                                  KR BARN, L.P., a Pennsylvania limited
                                  partnership

                                  By: KR Barn GP LLC, its general partner

                                      By: /s/ Louis P. Meshon, Sr.
                                          ----------------------------------
                                          Name: Louis P. Meshon, Sr.
                                          Title: President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                  KR BEST ASSOCIATES, L.P.
                                  a Pennsylvania limited partnership

                                  By: KR Best Associates GP LLC, its general
                                      partner

                                      By: /s/ Louis P. Meshon, Sr.
                                          --------------------------------------
                                          Name: Louis P. Meshon, Sr.
                                          Title: President

                                  KR DEVELOPMENT, L.P., a Pennsylvania
                                  limited partnership

                                      By: KR Development GP LLC, its general
                                          partner

                                          By: /s/ Louis P. Meshon, Sr.
                                              ----------------------------------
                                              Name: Louis P. Meshon, Sr.
                                              Title: President

STATE OF NEW JERSEY                  )
                                     :SS.:
COUNTY OF MORRIS                     )

        On the 11th day of June, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared DAVID V. POLITANO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                           /s/ Particia Tated
                           ------------------------------------------
                           Patricia Tated Notary Public
                                 Notary Public -New jorsey
                                 My Commission Expires August 13, 2007

COMMONWEALTH OF PENNSYLVANIA          )
                                      ss:
COUNTY OF MONTGOMERY                  )

         On the _______ day of June, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Louis P. Meshon, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   __________________________________
                                            Notary Public

STATE OF NEW JERSEY                  )
                                     :ss.:
COUNTY OF                            )

         On the_______day of June, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                         ________________________________
                                                  Notary Public

COMMONWEALTH OF PENNSYLVANIA                       )
                                                    ss:
COUNTY OF MONTGOMERY                               )

         On the 30th day of May, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Louis P. Meshon, Sr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        /s/ Mary Elizabeth Gannon
                                        ----------------------------------------
                                                 Notary Public

                                                   [SEAL]

                                    EXHIBIT A

                               INSURANCE AMOUNTS

                                                             Commercial
                                          Full                General
           Property                Replacement Cost          Liability         Business Income
---------------------------------------------------------------------------------------------------
Bam Plaza Property                  $13,927,198             $25,000,000        $3,360,265
---------------------------------------------------------------------------------------------------
Bensalem. Square Property           $ 4,196,755             $25,000,000        $1,165,254
---------------------------------------------------------------------------------------------------
Bethlehem Square Property           $18,400,000             $25,000,000        $4,027,014
---------------------------------------------------------------------------------------------------
Bristol Commerce Park               $15,995,601             $25,000,000        $3,624,251
Property
---------------------------------------------------------------------------------------------------
Collegetown Shopping Center         $12,920,630             $25,000,000        $2,179,578
Property
---------------------------------------------------------------------------------------------------
Fox Run Property                    $14,452,940             $25,000,000        $3,255,375
---------------------------------------------------------------------------------------------------
Groton Square Property              $16,400,000             $25,000,000        $2,899,713
----------------------------------------------------------------------------------------------------
High Ridge Plaza Property           $ 9,200,000             $25,000,000        $2,158,454
----------------------------------------------------------------------------------------------------
Mall at Cross County Property       $32,100,000             $25,000,000        $6,703,038
----------------------------------------------------------------------------------------------------
North Ridge Plaza Property          $ 4,600,000             $25,000,000        $1,371,564
----------------------------------------------------------------------------------------------------
Park Hills Plaza Property           $13,101,200             $25,000,000        $2,462,602
----------------------------------------------------------------------------------------------------
Street Road Plaza Property          $ 3,894,613             $25,000,000        $  991,305
---------------------------------------------------------------------------------------------------
Valley Fair Property                $ 6,224,633             $25,000,000        $2,025,589
----------------------------------------------------------------------------------------------------
Village Square Property             $ 1,800,000             $25,000,000        $  560,622
----------------------------------------------------------------------------------------------------
Whitehall Square Property           $14,308,000             $25,000,000        $3,494,827
---------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                               LEASING GUIDELINES

"Leasing Guidelines" shall mean the guidelines approved in writing by Lender from time to time with respect to the leasing of the Properties. The following shall be the initial Leasing Guidelines:

         (a) All Leases shall have an initial term of at least three (3) years but not more than ten (10) years; and

         (b) All Leases shall have an annual minimum rent payable of the then prevailing market rates.

                                      -3-